UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number        811-07641
                                                    --------------------------

                      Advantage Advisers Augusta Fund, LLC
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          200 Park Avenue, 24th Floor
                               New York, NY 10166
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Kenneth Gerstein
                          Schulte, Roth and Zabel LLP
                           919 3rd Avenue, 24th Floor
                               New York, NY 10022
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


        registrant's telephone number, including area code: 212-667-4225
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2005
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                                       [ADVANTAGE ADVISERS LOGO]


                               Advantage Advisers
                              Augusta Fund, L.L.C.

                              Financial Statements
                           with Report of Independent
                        Registered Public Accounting Firm

                      For the Year Ended December 31, 2005

                     ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2005





                                    CONTENTS





Report of Independent Registered Public Accounting Firm ...................    1

Statement of Assets, Liabilities and Members' Capital .....................    2

Schedule of Portfolio Investments .........................................    3

Schedule of Securities Sold, Not Yet Purchased ............................    7

Schedule of Written Options ...............................................    9

Statement of Operations ...................................................   10

Statements of Changes in Members' Capital .................................   11

Notes to Financial Statements .............................................   12

Supplemental Information (Unaudited) ......................................   22

[ERNST & YOUNG LOGO]  [_] Ernst & Young LLP            [_] Phone: (212) 773-3000
                          5 Times Square                   www.ey.com
                          New York, New York 10036-6530

             Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers of
  Advantage Advisers Augusta Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of Advantage Advisers Augusta Fund, L.L.C. (the "Company"), including the schedules of portfolio investments, securities sold, not yet purchased, and written options, as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Advisers Augusta Fund, L.L.C. at December 31, 2005, and the results of its operations for the year then ended, and the changes in its members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
February 3, 2006

                   A Member Practice of Ernst & Young Global

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                                                                   DECEMBER 31, 2005

ASSETS
Investments in securities, at market value (cost - $65,196,355)                                                          $72,724,944
Cash and cash equivalents                                                                                                  9,675,159
Due from broker                                                                                                            9,907,580
Receivable for investment securities sold                                                                                    931,577
Interest receivable                                                                                                           77,271
Dividends receivable                                                                                                          33,428
Other assets                                                                                                                  42,396
                                                                                                                         -----------
    TOTAL ASSETS                                                                                                          93,392,355
                                                                                                                         -----------


LIABILITIES
Securities sold, not yet purchased, at market value (proceeds - $10,100,093)                                              10,457,940
Written options, at market value (premiums - $204,411)                                                                       149,200
Withdrawals payable                                                                                                        4,356,326
Payable for investment securities purchased                                                                                  146,480
Administration fees payable                                                                                                   69,944
Accounting and investor services fees payable                                                                                 53,397
Dividends payable on securities sold, not yet purchased                                                                       22,644
Accrued expenses                                                                                                             131,844
                                                                                                                         -----------
    TOTAL LIABILITIES                                                                                                     15,387,775
                                                                                                                         -----------

      NET ASSETS                                                                                                         $78,004,580
                                                                                                                         ===========


MEMBERS' CAPITAL - NET ASSETS
Represented by:
Net capital contributions                                                                                                $70,778,627
Net unrealized appreciation on investments                                                                                 7,225,953
                                                                                                                         -----------

    MEMBERS' CAPITAL - NET ASSETS                                                                                        $78,004,580
                                                                                                                         ===========

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

SHARES                                                                                                    DECEMBER 31, 2005
                                                                                                            MARKET VALUE
               COMMON STOCK - 92.92%
                  AUTOMOBILE / TRUCK PARTS & EQUIPMENT - ORIGINAL - 1.56%
      62,000            Tenneco Automotive, Inc.*                                                              $  1,215,820
                                                                                                               ------------
                  BUILDING - MOBILE HOME / MANUFACTURED HOUSING - 3.40%
      79,600            Winnebago Industries, Inc.                                                                2,649,088
                                                                                                               ------------
                  CHEMICALS - SPECIALTY - 1.15%
      14,150            Sigma-Aldrich Corp.                                                                         895,553
                                                                                                               ------------
                  COMMERCIAL BANKS - CENTRAL U.S. - 2.07%
      55,000            International Bancshares Corp.                                                            1,614,800
                                                                                                               ------------
                  COMMERCIAL BANKS - WESTERN U.S. - 2.70%
      45,000            SVB Financial Group*                                                                      2,107,800
                                                                                                               ------------
                  COMMERCIAL SERVICES - 1.69%
      37,002            Steiner Leisure, Ltd.*                                                                    1,315,791
                                                                                                               ------------
                  CONTAINERS - METAL / GLASS - 3.60%
     143,800            Crown Holdings, Inc.*                                                     (a)             2,808,414
                                                                                                               ------------
                  DENTAL SUPPLIES & EQUIPMENT - 3.64%
      71,253            Sybron Dental Specialties, Inc.*                                                          2,836,582
                                                                                                               ------------
                  DISTRIBUTION / WHOLESALE - 5.98%
      73,600            LKQ Corp.*                                                                                2,548,032
      49,600            Wesco International, Inc.*                                                                2,119,408
                                                                                                               ------------
                                                                                                                  4,667,440
                                                                                                               ------------
                  ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.90%
      67,500            Flextronics International, Ltd.*                                                            704,700
                                                                                                               ------------
                  ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.75%
      19,700            Sirf Technology Holdings, Inc.*                                                             587,060
                                                                                                               ------------
                  ELECTRONIC PARTS DISTRIBUTION - 2.48%
      80,650            Avnet, Inc.*                                                                              1,930,761
                                                                                                               ------------
                  FILTRATION / SEPARATION PRODUCTS - 2.04%
      59,175            Pall Corp.                                                                                1,589,440
                                                                                                               ------------
                  FINANCE - COMMERCIAL - 0.38%
       5,800            CIT Group, Inc.                                                                             300,324
                                                                                                               ------------

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

SHARES                                                                                                     DECEMBER 31, 2005
                                                                                                              MARKET VALUE
               COMMON STOCK (CONTINUED)
                  HOME DECORATION PRODUCTS - 2.35%
      77,000            Newell Rubbermaid, Inc.                                                                $  1,831,060
                                                                                                               ------------
                  HOTELS & MOTELS - 2.14%
      53,050            Orient-Express Hotels Ltd., Class A                                                       1,672,136
                                                                                                               ------------
                  HUMAN RESOURCES - 0.32%
      12,000            Labor Ready, Inc.*                                                                          249,840
                                                                                                               ------------
                  INSTRUMENTS - SCIENTIFIC - 2.66%
      54,900            Waters Corp.*                                                                             2,075,220
                                                                                                               ------------
                  MEDICAL - BIOMEDICAL / GENETICS - 10.95%
      65,332            Affymetrix, Inc.*                                                                         3,119,603
      38,400            Arena Pharmaceuticals, Inc.*                                                                545,664
      20,650            Bio-Rad Laboratories, Inc., Class A*                                                      1,351,336
     169,675            Illumina, Inc.*                                                                           2,392,418
      67,320            InterMune, Inc.*                                                                          1,130,976
                                                                                                               ------------
                                                                                                                  8,539,997
                                                                                                               ------------
                  MEDICAL PRODUCTS - 0.50%
      66,500            Caliper Life Sciences, Inc.*                                                                391,020
                                                                                                               ------------
                  NETWORKING PRODUCTS - 4.24%
      69,650            Anixter International, Inc.                                                               2,724,708
      18,000            SafeNet, Inc.*                                                                              579,960
                                                                                                               ------------
                                                                                                                  3,304,668
                                                                                                               ------------
                  OPTICAL SUPPLIES - 1.04%
      55,200            Oakley, Inc.                                                                                810,888
                                                                                                               ------------
                  RETAIL - APPAREL / SHOES - 12.34%
      28,300            Bebe Stores, Inc.                                                                           397,049
      63,750            JOS. A. Bank Clothiers, Inc.*                                                             2,767,388
      89,900            Men's Wearhouse, Inc.*                                                                    2,646,656
      28,750            Pacific Sunwear of California, Inc.*                                                        716,450
      82,000            Urban Outfitters, Inc.*                                                                   2,075,420
     230,600            Wet Seal, Inc., Class A*                                                                  1,023,864
                                                                                                               ------------
                                                                                                                  9,626,827
                                                                                                               ------------

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

SHARES                                                                                                    DECEMBER 31, 2005
                                                                                                            MARKET VALUE
               COMMON STOCK (CONTINUED)
                  RETAIL - APPLIANCES - 1.24%
      26,200            Conn's, Inc.*                                                                          $    965,994
                                                                                                               ------------
                  RETAIL - DISCOUNT - 3.04%
      95,800            Family Dollar Stores, Inc.                                                                2,374,882
                                                                                                               ------------
                  RETAIL - JEWELRY - 4.60%
      93,700            Tiffany & Co.                                                                             3,587,773
                                                                                                               ------------
                  RETAIL - RESTAURANTS - 4.11%
     100,300            California Pizza Kitchen, Inc.*                                           (a)             3,206,591
                                                                                                               ------------
                  TELECOMMUNICATION EQUIPMENT FIBER OPTICS - 0.26%
      99,000            Finisar Corp.*                                                                              205,920
                                                                                                               ------------
                  TRANSPORT - EQUIPMENT & LEASING - 6.88%
      50,327            Amerco, Inc.*                                                             (a)             3,626,060
      48,200            GATX Corp.                                                                                1,739,056
                                                                                                               ------------
                                                                                                                  5,365,116
                                                                                                               ------------
                  TRANSPORT - SERVICES - 3.91%
      74,450            Ryder System, Inc.                                                                        3,053,939
                                                                                                               ------------
               TOTAL COMMON STOCK (COST $64,789,060)                                                           $ 72,485,444
                                                                                                               ------------
CONTRACTS
               WARRANTS - 0.00%
                  COMMERCIAL SERVICES - FINANCE - 0.00%
           1            NCO Group, Inc.*(1)                                                       (b)          $          0
                                                                                                               ------------
                  MEDICAL - NURSING HOMES - 0.00%
           1            Sun Healthcare Group, Inc.*(2)                                            (b)                     0
                                                                                                               ------------
                  THERAPEUTICS - 0.00%
           1            CorAutus Genetics, Inc.*(3)                                               (b)                     0
                                                                                                               ------------
               TOTAL WARRANTS (COST $2,595)                                                                    $          0
                                                                                                               ------------

(1) The Company has the rights to purchase 4,460 common shares at $54.47 per share, expiring September 28, 2006.

(2) The Company has the rights to purchase 34,000 common shares at $12.65 per share, expiring February 13, 2009.

(3) The Company has the rights to purchase 20,000 common shares at $6.72 per share, expiring December 31, 2008.

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

CONTRACTS                                                                                                 DECEMBER 31, 2005
                                                                                                            MARKET VALUE
               PURCHASED OPTIONS - 0.31%
                  CALL OPTIONS - 0.31%
                  COMPUTERS - 0.04%
         295            Research In Motion, Ltd., 1/21/06, $70.00                                              $     29,500
                                                                                                               ------------
                  RETAIL - DISCOUNT - 0.11%
         660            Target Corp., 1/21/06, $55.00                                                                82,500
                                                                                                               ------------
                  WEB PORTALS / ISP - 0.16%
         250            Google, Inc., 1/21/06, $430.00                                                              127,500
                                                                                                               ------------
                  TOTAL CALL OPTIONS (COST $404,700)                                                           $    239,500
                                                                                                               ------------

               TOTAL PURCHASED OPTIONS (COST $404,700)                                                              239,500
                                                                                                               ------------

               TOTAL INVESTMENTS IN SECURITIES (COST $65,196,355) - 93.23%                                     $ 72,724,944
                                                                                                               ------------

               Other Assets, Less Liabilities - 6.77% **                                                          5,279,636
                                                                                                               ------------

               NET ASSETS - 100.00%                                                                            $ 78,004,580
                                                                                                               ============

(a) Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased, and open written options.

(b) Security is being fair valued by a valuation committee under the direction of the Board.

*     Non-income producing security.

** Includes $9,675,159 invested in a PNC Bank Money Market Account, which is 12.40% of net assets.



                                                   DECEMBER 31, 2005
                                                     PERCENTAGE OF
INVESTMENT IN SECURITIES - BY INDUSTRY               NET ASSETS (%)
--------------------------------------               --------------
   Automobile / Truck Parts & Equipment - Original       1.56
   Building - Mobile Home / Manufactured Housing         3.40
   Chemicals - Specialty                                 1.15
   Commercial Banks - Central U.S.                       2.07
   Commercial Banks - Western U.S.                       2.70
   Commercial Services                                   1.69
   Commercial Services - Finance                         0.00
   Computers                                             0.04
   Containers - Metal / Glass                            3.60
   Dental Supplies & Equipment                           3.64
   Distribution/Wholesale                                5.98
   Electronic Components - Miscellaneous                 0.90
   Electronic Components - Semiconductors                0.75
   Electronic Parts Distribution                         2.48
   Filtration / Separation Products                      2.04
   Finance - Commercial                                  0.38
   Home Decoration Products                              2.35
   Hotels & Motels                                       2.14


                                                   DECEMBER 31, 2005
                                                     PERCENTAGE OF
INVESTMENT IN SECURITIES - BY INDUSTRY               NET ASSETS (%)
--------------------------------------               --------------
   Human Resources                                       0.32
   Instruments - Scientific                              2.66
   Medical - Biomedical/Genetics                        10.95
   Medical - Nursing Homes                               0.00
   Medical Products                                      0.50
   Networking Products                                   4.24
   Optical Supplies                                      1.04
   Retail - Apparel / Shoes                             12.34
   Retail - Appliances                                   1.24
   Retail - Discount                                     3.15
   Retail - Jewelry                                      4.60
   Retail - Restaurants                                  4.11
   Telecommunication Equipment Fiber Optics              0.26
   Therapeutics                                          0.00
   Transport - Equipment & Leasing                       6.88
   Transport - Services                                  3.91
   Web Portals/ISP                                       0.16
                                                        -----
   Total Investment in Securities                       93.23
                                                        =====

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED
--------------------------------------------------------------------------------

SHARES                                                                                                      DECEMBER 31, 2005
                                                                                                              MARKET VALUE
               SECURITIES SOLD, NOT YET PURCHASED - (13.41%)
                  BROADCASTING SERVICES / PROGRAMMING - (2.76%)
      68,500            Clear Channel Communications, Inc.                                                     $ (2,154,325)
                                                                                                               ------------
                  COMMERCIAL BANKS - SOUTHERN U.S. - (1.73%)
      28,000            Compass Bancshares, Inc.                                                                 (1,351,000)
                                                                                                               ------------
                  COMMERCIAL SERVICES - (0.15%)
       8,563            CCE Spinco, Inc.                                                                           (112,169)
                                                                                                               ------------
                  FINANCE - CREDIT CARD - (0.80%)
       7,200            Capital One Financial Corp.                                                                (622,080)
                                                                                                               ------------
                  FINANCE - MORTGAGE LOAN / BANKER - (0.61%)
      14,000            Countrywide Financial Corp.                                                                (478,660)
                                                                                                               ------------
                  FOOD - MISCELLANEOUS / DIVERSIFIED - (1.09%)
      40,000            Hain Celestial Group, Inc.                                                                 (846,400)
                                                                                                               ------------
                  LEISURE & RECREATIONAL PRODUCTS - (0.30%)
      22,800            K2, Inc.                                                                                   (230,508)
                                                                                                               ------------
                  MEDICAL - OUTPATIENT / HOME MEDICAL - (1.04%)
      35,600            Amsurg Corp.                                                                               (813,816)
                                                                                                               ------------
                  MEDICAL LASER SYSTEMS - (0.67%)
      29,375            Intralase Corp.                                                                            (523,756)
                                                                                                               ------------
                  OIL & GAS DRILLING - (0.53%)
       6,650            Helmerich & Payne, Inc.                                                                    (411,701)
                                                                                                               ------------
                  OIL - FIELD SERVICES - (0.18%)
       3,900            Weatherford International, Ltd.                                                            (141,180)
                                                                                                               ------------
                  RETAIL - RESTAURANTS - (0.24%)
       7,100            Landry's Restaurants, Inc.                                                                 (189,641)
                                                                                                               ------------
                  RETAIL - SPORTING GOODS - (0.65%)
      30,500            Cabela's, Inc., Class A                                                                    (506,300)
                                                                                                               ------------
                  TELEVISION - (2.66%)
      70,650            Univision Communications, Inc., Class A                                                  (2,076,404)
                                                                                                               ------------
               TOTAL SECURITIES SOLD, NOT YET PURCHASED (PROCEEDS $10,100,093)                                 $(10,457,940)
                                                                                                               ============

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Augusta Fund, L.L.C.

--------------------------------------------------------------------------------

                                                  DECEMBER 31, 2005
                                                    PERCENTAGE OF
SECURITIES SOLD, NOT YET PURCHASED - BY INDUSTRY    NET ASSETS (%)
------------------------------------------------    --------------
   Broadcasting Services / Programming                  (2.76)
   Commercial Banks - Southern U.S.                     (1.73)
   Commercial Services                                  (0.15)
   Finance - Credit Card                                (0.80)
   Finance - Mortgage Loan / Banker                     (0.61)
   Food - Miscellaneous/Diversified                     (1.09)
   Leisure & Recreational Products                      (0.30)
   Medical - Outpatient / Home Medical                  (1.04)
   Medical Laser Systems                                (0.67)
   Oil & Gas Drilling                                   (0.53)
   Oil - Field Services                                 (0.18)
   Retail - Restaurants                                 (0.24)
   Retail - Sporting Goods                              (0.65)
   Television                                           (2.66)
                                                       ------
   Total Securities Sold, Not Yet Purchased            (13.41)
                                                       ======

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

Schedule of Written Options
--------------------------------------------------------------------------------

CONTRACTS                                                                                                   DECEMBER 31, 2005
                                                                                                              MARKET VALUE
               WRITTEN OPTIONS - (0.19%)
                  PUT OPTIONS - (0.19%)
                  RETAIL - CONSUMER ELECTRONICS - (0.05%)
         200            Best Buy Co., Inc., 1/21/06, $45.00                                                    $    (40,000)
                                                                                                               ------------
                  RETAIL - DISCOUNT - (0.07%)
         520            Target Corp., 1/21/06, $55.00                                                               (54,600)
                                                                                                               ------------
                  RETAIL - JEWELRY - (0.07%)
         260            Tiffany & Co., 1/21/06, $40.00                                                              (54,600)
                                                                                                               ------------
                  TOTAL PUT OPTIONS (PREMIUMS $204,411)                                                            (149,200)
                                                                                                               ------------

               TOTAL WRITTEN OPTIONS (PREMIUMS $204,411)                                                       $   (149,200)
                                                                                                               ============

                                                  DECEMBER 31, 2005
                                                    PERCENTAGE OF
WRITTEN OPTIONS - BY INDUSTRY                       NET ASSETS (%)
-----------------------------                       --------------
   Retail - Consumer Electronics                        (0.05)
   Retail - Discount                                    (0.07)
   Retail - Jewelry                                     (0.07)
                                                       ------
   Total Written Options                                (0.19)
                                                       ======

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                                       YEAR ENDED
                                                                                                                   DECEMBER 31, 2005
INVESTMENT INCOME
    Interest                                                                                                            $   821,733
    Dividends                                                                                                               615,278
    Other income                                                                                                              9,173
                                                                                                                        -----------
                                                                                                                          1,446,184
                                                                                                                        -----------
EXPENSES
    Administration fees                                                                                                     759,613
    Dividends on securities sold, not yet purchased                                                                         209,593
    Prime broker fees                                                                                                       163,939
    Legal fees                                                                                                              156,034
    Audit and tax fees                                                                                                      145,118
    Accounting and investor services fees                                                                                   119,568
    Custody fees                                                                                                             44,647
    Insurance expense                                                                                                        42,534
    Board of Managers' fees and expenses                                                                                     40,200
    Printing expense                                                                                                         33,195
    Registration expense                                                                                                      6,709
    Miscellaneous                                                                                                            17,970
                                                                                                                        -----------
      TOTAL EXPENSES                                                                                                      1,739,120
                                                                                                                        -----------

        NET INVESTMENT LOSS                                                                                                (292,936)
                                                                                                                        -----------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  REALIZED GAIN (LOSS) ON INVESTMENTS:
    Investment securities                                                                                                 3,371,812
    Written options                                                                                                         327,027
    Securities sold, not yet purchased                                                                                   (2,585,212)
                                                                                                                        -----------
      NET REALIZED GAIN ON INVESTMENTS                                                                                    1,113,627
                                                                                                                        -----------
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                                                                      4,729,478
                                                                                                                        -----------

      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                     5,843,105
                                                                                                                        -----------
      NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES                                               $ 5,550,169
                                                                                                                        ===========

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------


                                                                         SPECIAL
                                                                         ADVISORY
                                                                          MEMBER                 MEMBERS                   TOTAL
                                                                       ------------            ------------            ------------
MEMBERS' CAPITAL, DECEMBER 31, 2003                                    $         --            $ 95,705,847            $ 95,705,847
                                                                       ------------            ------------            ------------
FROM INVESTMENT ACTIVITIES
  Net investment loss                                                            --              (1,324,161)             (1,324,161)
  Net realized gain on investments                                               --               3,327,071               3,327,071
  Net change in unrealized depreciation
    on investments                                                               --             (12,433,765)            (12,433,765)
  Incentive allocation                                                       13,315                 (13,315)                     --
                                                                       ------------            ------------            ------------
    NET INCREASE (DECREASE) IN MEMBERS'
      CAPITAL DERIVED FROM INVESTMENT
      ACTIVITIES                                                             13,315             (10,444,170)            (10,430,855)
                                                                       ------------            ------------            ------------

MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                                                          --               4,473,688               4,473,688
  Capital withdrawals                                                       (13,315)            (20,046,188)            (20,059,503)
                                                                       ------------            ------------            ------------
    NET DECREASE IN MEMBERS' CAPITAL
      DERIVED FROM CAPITAL TRANSACTIONS                                     (13,315)            (15,572,500)            (15,585,815)
                                                                       ------------            ------------            ------------
MEMBERS' CAPITAL, DECEMBER 31, 2004                                    $         --            $ 69,689,177            $ 69,689,177
                                                                       ============            ============            ============

  FROM INVESTMENT ACTIVITIES
  Net investment loss                                                  $         --            $   (292,936)           $   (292,936)
  Net realized gain on investments                                               --               1,113,627               1,113,627
  Net change in unrealized appreciation
    on investments                                                               --               4,729,478               4,729,478
  Incentive allocation                                                      147,883                (147,883)                     --
                                                                       ------------            ------------            ------------
  NET INCREASE IN MEMBERS' CAPITAL
  DERIVED FROM INVESTMENT ACTIVITIES                                        147,883               5,402,286               5,550,169
                                                                       ------------            ------------            ------------

MEMBERS' CAPITAL TRANSACTIONS
  Capital contributions                                                          --              17,603,975              17,603,975
  Capital withdrawals                                                      (147,883)            (14,690,858)            (14,838,741)
                                                                       ------------            ------------            ------------
  NET INCREASE (DECREASE) IN MEMBERS'
      CAPITAL DERIVED FROM CAPITAL
      TRANSACTIONS                                                         (147,883)              2,913,117               2,765,234
                                                                       ------------            ------------            ------------
MEMBERS' CAPITAL, DECEMBER 31, 2005                                    $         --            $ 78,004,580            $ 78,004,580
                                                                       ============            ============            ============

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005
--------------------------------------------------------------------------------
      1. ORGANIZATION

         Advantage Advisers Augusta Fund, L.L.C. (the "Company") was organized under the Delaware Revised Uniform Limited Partnership Act on May 30, 1996. Effective May 9, 2003 pursuant to the approval of its Limited Partners, the Company was converted to a Delaware limited liability company. At such time, the general partner's interest was converted to a member interest and a Special Advisory Account was established for the investment adviser. The Company is registered under the Investment Company Act of 1940, as amended, (the "Act") as a closed-end, non-diversified management investment company. The Company's term is perpetual, unless the Company is otherwise terminated under the terms of its Limited Liability Company Agreement dated as of June 5, 2003.

         The Company's investment objective is to achieve capital appreciation. It pursues this objective by investing in corporate equity and debt securities, using a value- and growth-based approach to security selection. The Company invests principally in equity securities of publicly-traded U.S. companies, including common stocks and other securities having equity characteristics, such as convertible bonds, convertible preferred stocks and stock options. The Company also may invest in corporate or government bonds and various types of derivatives securities, including futures, forwards, index options and warrants. It also may invest in equity and debt securities, bonds and other fixed-income securities of foreign issuers.

         Responsibility for the overall management and supervision of the operations of the Company is vested in the Board of Managers of the Company (the "Board of Managers"). There are four members of the Board of Managers, one of whom is considered an "interested person" under the Act. Since September 1, 2004, the Company's investment adviser has been Advantage Advisers Management, L.L.C., a Delaware limited liability company (the "Adviser"). The Adviser is a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer & Co. Inc. ("Oppenheimer"). The Adviser is responsible for managing the Company's investment activities pursuant to an investment advisory agreement dated December 8, 2004 (the "New Advisory Agreement"). OAM is the managing member of the Adviser, and Eden Capital Management Partners L.P. ("ECM") is a non-managing member of the Adviser. Investment professionals employed by ECM manage the Company's investment portfolio on behalf of and under the supervision of the Adviser.

         Effective August 31, 2004, the Board of Managers terminated the Company's prior investment advisory agreement with the Company's former investment adviser, Augusta Management, L.L.C. At such time, Augusta Management, L.L.C. ceased to serve as the Company's investment adviser, and employees of Ardsley Advisory Partners ("Ardsley"), the non-managing member of Augusta Management, L.L.C., ceased to manage the Company's portfolio. The Board of Managers approved an interim investment advisory agreement between the Company and Advantage Advisers Management, L.L.C., pursuant to which the Adviser, effective September 1, 2004, would act as the Company's investment adviser for a period of up to 150 days or until the approval of the New Advisory Agreement by the Company's Members. The Board of Managers also approved the New Advisory Agreement with the Adviser that would become effective upon its approval by the Company's Members. On December 8, 2004, the Members of the Company approved the New Advisory Agreement.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------
      1. ORGANIZATION (CONTINUED)

         The acceptance of initial and additional capital contributions from Members is subject to approval by the Board of Managers. The Company may from time to time offer to repurchase interests pursuant to written tenders by Members. Such repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in their discretion. The Adviser expects that, generally, it will recommend to the Board of Managers that the Company offer to repurchase interests from Members once each year effective as of the end of each such year. In 2005, in connection with the change in investment adviser, the Board of Managers authorized an offer to purchase interests from Members as of March 31, 2005.

         Generally, except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.

      2. SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

         a.  REVENUE RECOGNITION

         Securities transactions, including related revenue and expenses, are recorded on a trade-date basis, and dividends are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income and expense are recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized using the effective interest rate method.

          b. PORTFOLIO VALUATION

         The Company's securities are valued in accordance with policies adopted by the Board of Managers, which are summarized below.

         (i) Domestic exchange traded securities (other than options and those securities traded on the NASDAQ) shall be valued:

             (1) at  their  last  composite  sale  prices  as  reported  on  the exchanges where those securities are traded; or

             (2) If no sales of those  securities  are  reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite asked prices for securities sold, not yet purchased, as reported by those exchanges.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         b.  PORTFOLIO VALUATION (CONTINUED)

         (ii) Securities traded on NASDAQ shall be valued:

             (1) at the NASDAQ  Official  Closing Price  ("NOCP")  (which is the last trade price at or before 4:00 PM (Eastern Time) adjusted up to NASDAQ's best offer price if the last traded price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); or

             (2) if no NOCP is  available,  at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Company; or

             (3) if no sale is shown on NASDAQ, at the bid price; or

             (4) if no sale is shown  and no bid price is  available,  the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein.

         Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or asked prices (in the case of securities sold, not yet purchased) as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, purchased and written options will be valued at their bid or ask prices, respectively as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices respectively (or asked prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

         Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service, which employs a matrix to determine valuation for normal institutional size trading units, or consultation with brokers and dealers in such securities. The Board of Managers will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         b.  PORTFOLIO VALUATION (CONTINUED)

         The Company may enter into transactions in financial futures, foreign exchange options and foreign currency forward contracts that are used for hedging and non-hedging purposes. These contracts are valued at fair value with the resulting gains and losses included in realized gain on investments. Futures and forward contracts and options thereon, which are traded on commodities exchanges, are valued at their settlement value as of the close of such exchanges. The Company did not hold any financial futures, foreign exchange options or foreign currency forward contracts at December 31, 2005.

         All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Company is determined. When such events materially affect the values of securities held by the Company or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

         Fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

         The fair value of the Company's assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, "Discloses about Fair Value of Financial Instruments," approximates the carrying amounts presented in the Statement ofAssets, Liabilities and Members' Capital.

         c.  CASH EQUIVALENTS

         The Company treats all highly-liquid financial instruments that mature within three months of the time of purchase as cash equivalents. At December 31, 2005, $9,675,159 in cash equivalents was held at PNC Bank.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         d.  INCOME TAXES

         No provision for the payment of Federal, state or local income taxes on the profits of the Company is made as the Members are individually liable for the income taxes on their share of the Company's income.

         The Company reclassified ($292,936) and $1,113,627 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions during the year ended December 31, 2005. This reclassification is a result of permanent book to tax differences to reflect, as an adjustment to net capital contributions, the amounts of taxable loss and net realized gain on investments that have been allocated to the Company's Members and had no effect on net assets.

      3. ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER

         Oppenheimer provides certain management and administrative services to the Company including, among other things, providing office space and other support services. In exchange for such services, the Company pays Oppenheimer a monthly administration fee of 0.08333% (1% on an annualized basis) of the Company's net assets determined as of the beginning of the month.

         During the year ended December 31, 2005, Oppenheimer earned $42,684 in brokerage commissions from portfolio transactions executed on behalf of the Company.

         Net profits or net losses of the Company for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members (except the Special Advisory Member) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. The Adviser, in its capacity as the Special Advisory Member of the Company, is entitled to receive an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Member as of the last day of each allocation period, of 20% of the amount by which net profits, if any, exceed the positive balance in the Member's "loss recovery account." The Incentive Allocation is credited to the Special Advisory Account of the Adviser. By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation that was credited to the Special Advisory Account with respect to the allocation period. During the year ended December 31, 2005, the Incentive Allocation of $147,883 was credited to the Special Advisory Account.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      3. ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         At December 31, 2005, the Adviser had an investment in the Company amounting to $323,867, and is included in Members' Capital.

         Each member of the Board of Managers (each a "Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Managers who are "interested persons" do not receive any annual or other fee from the Company. Managers who are not "interested persons" are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         PFPC Trust Company (the "Custodian") serves as custodian of the Company's assets.

         PFPC Inc. ("PFPC") serves as accounting and investor services agent to the Company and in that capacity provides certain accounting, recordkeeping and investor related services. The Company pays PFPC an administration fee based primarily on the average net assets of the Company as of the last day of each month, payable monthly, subject to a minimum annual fee.

         Oppenheimer acts as the non-exclusive placement agent for the Company, without special compensation from the Company, and bears costs associated with its activities as placement agent. However, the placement agent is entitled to charge a sales commission of up to 3% (up to 3.1% of the amount invested) in connection with a purchase of interests, at its discretion. For the year ended December 31, 2005, sales commissions earned by Oppenheimer amounted to $10,030.

      4. INDEMNIFICATIONS

         The Company has entered into several contracts that contain routine indemnification clauses. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

      5. SECURITIES TRANSACTIONS

         Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2005, amounted to $112,053,608 and $106,520,865, respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended December 31, 2005, amounted to $54,602,880 and $48,912,570, respectively.

         At December 31, 2005, the aggregate cost for Federal income tax purposes of portfolio investments, securities sold, not yet purchased and written options was $64,791,655, $10,100,093, and $42,998, respectively.

         For Federal income tax purposes, at December 31, 2005, accumulated net unrealized appreciation on portfolio investments, securities sold, not yet purchased, and written options was $7,225,954, consisting of $8,954,152 gross unrealized appreciation and $1,728,198 gross unrealized depreciation.

         Due from broker primarily represents proceeds from securities sold, not yet purchased, net of premiums from written options, and excess cash, held at the prime broker as of December 31, 2005.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      6. SHORT-TERM BORROWINGS

         The Company has the ability to trade on margin and, in that connection, borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the
         Company  to  satisfy  an  asset  coverage  requirement  of  300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness. The Company pays interest on outstanding margin borrowings at an annualized rate of LIBOR plus 0.875%. The Company pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. As of and for the year ended December 31, 2005, the Company had no outstanding margin borrowings.

      7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

         In the normal course of business, the Company may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options and sales of securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets, liabilities and members' capital.

         The Company maintains cash in bank deposit accounts which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

         The Company may enter into forward contracts for the purchase or sale of a specific security or commodity at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Company may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable contract price and any resulting unrealized gains or losses are recorded in the Company's financial statements. The Company records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the contract. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the security or commodity.

         The Company's foreign exchange trading activities involve the purchase and sale (writing) of foreign exchange options having various maturity dates. The Company may seek to limit its exposure to foreign exchange rate movements by hedging such option positions with foreign exchange positions in spot currency, futures and forward contracts. Using financial futures contracts involves various market risks. The maximum amount of risk from the purchase of a futures contract is the contract value. At December 31, 2005, the Company had no foreign spot currency, forward contracts, futures or foreign exchange options outstanding.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

         Securities sold, not yet purchased represents obligations of the Company to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Company's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets, liabilities and members' capital.

         The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for the same manner as investment securities.

         When the Company writes an option, the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Company has realized a gain or loss. In writing an option, the Company bears the market risk of an unfavorable change in the price of the security, index or currency underlying the written option. Exercise of an option written by the Company could result in the Company selling or buying a security or currency at a price different from the current market value.

         During the year ended December 31, 2005, transactions in written options were as follows:

                                                                    CALL OPTIONS                               PUT OPTIONS
                                                          -------------------------------          --------------------------------
                                                             NUMBER                                   NUMBER
                                                          OF CONTRACTS           PREMIUM           OF CONTRACTS            PREMIUM
                                                          ------------          ---------          ------------          ---------
Beginning balance                                                 --            $      --                   --            $      --

Options written                                                  926              280,747                3,027              492,280

Options closed                                                  (100)             (50,865)                  --                   --

Options exercised                                               (500)            (117,035)                (577)             (92,622)

Options expired                                                 (326)            (112,847)              (1,470)            (195,247)

Options split                                                     --                   --                   --                   --
                                                           ---------            ---------            ---------            ---------
Written options outstanding
  as of December 31, 2005                                         --            $      --                  980            $ 204,411
                                                           =========            =========            =========            =========

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------
      8. FINANCIAL HIGHLIGHTS

         The following represents the ratios to average net assets and other supplemental information for each period end indicated:

                                                                                   YEAR ENDED
                                          ------------------------------------------------------------------------------------------
                                           DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                              2005              2004+              2003               2002                2001
                                          ------------       ------------       ------------       ------------        ------------
Net assets, end of period
  (000s)                                  $   78,005         $   69,689         $   95,706         $   72,200          $   130,447
Ratio of net investment
  loss to average net
    assets**                                   (0.39%)            (1.51%)            (0.80%)            (0.92%)              (0.14%)
Ratio of expenses to
  average net assets**                          2.32%              2.32%              1.99%              1.84%                1.92%
Ratio of incentive
  allocation to average
    net assets                                  0.20%              0.02%              0.30%                 0%+                  0%
Total return-gross*                             7.98%            (10.32%)            52.98%            (24.40%)              (0.03%)
Total return-net*                               6.38%            (10.32%)            42.38%            (24.40%)              (0.03%)
Portfolio turnover                               160%               454%               605%               686%                 662%
Average debt ratio                                N/A                N/A                N/A                N/A                  N/A

     * Total return assumes a purchase of an interest in the Company on the first day of the period and a sale of the interest on the last day of the period noted, gross/net of incentive allocation to the Special Advisory Member, if any, and does not include any applicable sales charges imposed by the placement agent.

     ** Ratios do not reflect the effects of incentive allocation to the Special Advisory Member, if any.

     N/A  Not applicable

     + Effective September 1, 2004, Advantage Advisers Management, L.L.C. became the Company's investment adviser.

     +    Less than 0.01%.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2005 (CONCLUDED)
--------------------------------------------------------------------------------

      9. SUBSEQUENT EVENTS

         Subsequent to December 31, 2005 and through February 3, 2006, the Company received initial and additional capital contributions from Members of $3,662,557.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


I.       PROXY VOTING

         A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission's ("SEC"'s) website at http://www.sec.gov.

         Information regarding how the Company voted proxies relating to portfolio securities during the period from inception through December 31, 2005 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the SEC's website at http://www.sec.gov.

II.      PORTFOLIO HOLDINGS

         The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Information pertaining to the Managers is set forth below. The Statement of Additional Information (SAI) includes additional information about the Company is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

INDEPENDENT MANAGERS

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                              TERM OF OFFICE                                                                            FUND COMPLEX
NAME, AGE, ADDRESS AND         AND LENGTH OF                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OVERSEEN BY
POSITION(S) WITH THE COMPANY    TIME SERVED                     OTHER DIRECTORSHIPS HELD BY MANAGERS                     MANAGERS
----------------------------  --------------   ----------------------------------------------------------------------  -------------
Luis Rubio, 50                 Indefinite;     President of Centro de Investigacion Para el Desarrollo, A.C. (Center          9
c/o Oppenheimer Asset             Since        of Research Development) (2000 to present) and Director of same
Management Inc.                 May 2003       1984 - 2000);  Adjunct Fellow of the Center for Strategic and
200 Park Avenue                                International Studies; Member of the Advisory Board of the National
New York, NY 10166                             Council of Science and Technology of Mexico (1993 to present);
Manager                                        Director of the Human Rights Commission of Mexico City (1994 to
                                               2002; Director of The Asia Tigers Fund, Inc. and The India Fund,
                                               Inc.*; Manager of Advantage Advisers Augusta Fund, L.L.C.,
                                               Advantage Advisers Catalyst International, Ltd., Advantage Advisers
                                               Multi-Sector Fund I, Advantage Advisers Technology Partners, L.L.C.,
                                               Advantage Advisers Technology International, Ltd., Advantage
                                               Advisers Troon Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C.,
                                               Advantage Advisers Whistler International, Ltd. and Advantage Advisers
                                               Xanthus Fund, L.L.C., which are affiliates.

Janet L. Schinderman, 54       Indefinite;     Associate Dean for Special Projects and Secretary to the Board of              5
c/o Oppenheimer Asset             Since        Overseers at Columbia Business School since 1990; Manager of
Management Inc.                 May 2003       Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers
200 Park Avenue                                Multi-Sector Fund I, Advantage Advisers Troon Fund, L.L.C.,
New York, NY 10166                             Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers
Manager                                        Xanthus Fund L.L.C., which are affiliates.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------
INDEPENDENT MANAGERS

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                              TERM OF OFFICE                                                                            FUND COMPLEX
NAME, AGE, ADDRESS AND         AND LENGTH OF                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OVERSEEN BY
POSITION(S) WITH THE COMPANY    TIME SERVED                     OTHER DIRECTORSHIPS HELD BY MANAGERS                     MANAGERS
----------------------------  --------------   ----------------------------------------------------------------------  -------------
Lawrence Becker, 50             Indefinite;    Private investor in real estate investment management concerns.                5
c/o Oppenheimer Asset              Since       From February 2000 through June 2003, he was V.P.--Controller/
Management Inc.                October 2003    Treasurer for National Financial Partners, which specializes in
200 Park Avenue                                financial services distribution. Prior to that, Mr. Becker was a
New York, NY 10166                             Managing Director--Controller/Treasurer of Oppenheimer Capital
Manager                                        and its Quest for Value Funds. (Oppenheimer Capital is not affiliated with Oppenheimer Asset Management Inc.). Mr. Becker is a licensed
                                               CPA. He serves as the treasurer of The France Growth Fund, Inc.;
                                               Director of the Asia Tigers Fund, Inc. and The India Fund Inc.*; Manager
                                               of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers
                                               Multi-Sector Fund I, Advantage Advisers Troon Fund, L.L.C.,
                                               Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers
                                               Xanthus Fund, L.L.C., which are affiliates.

Sol  Gittleman  resigned as a Manager of the Company  effective as of August 16, 2005.

INTERESTED MANAGER

Bryan McKigney,** 47,         Indefinite;      Mr. McKigney is a Managing Director and the Chief Administrative               5
c/o Oppenheimer Asset        Manager since     Officer of Oppenheimer Asset Management Inc. He has been in the
Management Inc.            December 1, 2004;   financial services industry since 1981 and has held various management
200 Park Avenue              President and     positions at Canadian Imperial Bank of Commerce (1993 - 2003) and
New York, NY 10166             CEO since       the Chase Manhattan Bank N.A. (1981 - 1993). He serves as
Manager, President, CEO   September 23, 2004   Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage
                                               Advisers Multi-Sector Fund I, Advantage Advisers Troon Fund, L.L.C.,
                                               Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers
                                               Xanthus Fund, L.L.C., which are affiliates.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

COMPANY OFFICERS

     In accordance with the Declaration of Trust, the Board has selected the following persons to serve as officers of the Company:


                              TERM OF OFFICE
NAME, AGE,(1) ADDRESS AND      AND LENGTH OF                     PRINCIPAL OCCUPATION(S)
POSITION(S) WITH THE COMPANY    TIME SERVED                        DURING PAST 5 YEARS
----------------------------  --------------   ------------------------------------------------------------------------------
Vineet Bhalla, 45,              One year;      Mr. Bhalla has been a Senior Vice President at Oppenheimer Asset
Chief Financial Officer           Since        Management since May 2005. From July 2002 to May 2005, he
                             July 27, 2005.    was an Assistant Vice President at Zurich Capital Markets Inc.,
                                               a Director of the Client Service Group at GlobeOp Financial
                                               Services, and a Senior Consultant at Capital Markets Company.
                                               Prior to that, he was a Vice President at Blackrock Financial
                                               Management since June 1999. Mr. Bhalla is a Certified Public
                                               Accountant. He graduated with an MBA from Saint Mary's University,
                                               Halifax, Canada in 1986.

Stephen C. Beach, 52,           One year;      Since February 2005, Mr. Beach has been the Chief Compliance
Chief Compliance Officer          Since        Officer for Oppenheimer Asset Management. Prior to that, he
                             March 18, 2005.   had his own law firm with a focus on mutual funds, investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an LL.M. in Taxation at Temple University School of Law
                                               during the period 1999 - 2001.

Deborah Kaback, 54              One year;      Ms. Kaback has been a Senior Vice President at Oppenheimer Asset
Chief Legal Officer and           Since        Management since June 2003. She was Executive Director of CIBC
Vice President                July 23, 2003    World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from
                                               November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at Oppenheimer Capital from April 1989 through
                                               November 1999.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

                              TERM OF OFFICE
NAME, AGE,(1) ADDRESS AND      AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
POSITION(S) WITH THE COMPANY    TIME SERVED                            DURING PAST 5 YEARS
----------------------------  --------------       ------------------------------------------------------------------------------
Bryan McKigney, 47,           One year term for    Mr. McKigney is a Managing Director and the Chief Administrative
c/o Oppenheimer Asset            President and     Officer of Oppenheimer Asset Management Inc. He has been in the
Management Inc.                   CEO; since       financial services industry since 1981 and has held various management
200 Park Avenue              September 23, 2004.   positions at Canadian Imperial Bank of Commerce (1993 - 2003) and
New York, NY 10166           Indefinite term for   the Chase Manhattan Bank N.A. (1981 - 1993). He serves as
President, CEO, and Manager     Manager; since     Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage
                               December 1, 2004;   Advisers Multi-Sector Fund I, Advantage Advisers Troon Fund, L.L.C.,
                                                   Advantage Advisers Whistler Fund, L.L.C., and Advantage Advisers
                                                   Xanthus Fund, L.L.C., which are affiliates.

     * Effective December 4, 2005, The Asia Tigers Fund, Inc. and The India Fund, Inc. were no longer affiliated with Oppenheimer.

     ** "Interested Person" of the Fund as defined in the 40 Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Fund and as a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Investment Adviser.

     (1) The address of each officer is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New York 10166.

     (2)  Officers are not compensated by the Company.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as a non-interested Director of the registrant and as Chairman of the Audit Committee at a meeting of the board of directors held on October 29, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,210 for 2005 and $103,000 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,500 for 2005 and $3,500 for 2004. Such services provided related to the review of the registrant's semi-annual report.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2005 and $46,960 for 2004. Such services included tax compliance services provided to the registrant.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  100%

                           (c)  100%

                           (d) Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $300,479 for 2005 and $1,597,534 for 2004.

     (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.




--------------------------------------------------------------------------------


                                 ISS 2006 US PROXY VOTING GUIDELINES
                                                             SUMMARY


--------------------------------------------------------------------------------









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

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005


The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.


1. OPERATIONAL ITEMS...........................................................6
      Adjourn Meeting..........................................................6
      Amend Quorum Requirements................................................6
      Amend Minor Bylaws.......................................................6
      Change Company Name......................................................6
      Change Date, Time, or Location of Annual Meeting.........................6
      Ratifying Auditors.......................................................6
      Transact Other Business..................................................6

2. BOARD OF DIRECTORS:.........................................................7
      Voting On Director Nominees in Uncontested Elections.....................7
      2006 Classification of Directors.........................................9
      Age Limits..............................................................10
      Board Size..............................................................10
      Classification/declassification of the Board............................10
      Cumulative Voting.......................................................10
      Director and Officer Indemnification and Liability Protection...........11
      Establish/amend Nominee Qualifications..................................11
      Filling Vacancies/Removal of Directors..................................11
      Independent Chair (Separate Chair/CEO)..................................11
      Majority of Independent Directors/Establishment of Committees...........12
      Majority Vote Shareholder Proposals.....................................12
      Office of the Board.....................................................13
      Open Access.............................................................13
      Stock Ownership Requirements............................................13
      Term Limits.............................................................13

3. PROXY CONTESTS.............................................................14
      Voting for Director Nominees in Contested Elections.....................14
      Reimbursing Proxy Solicitation Expenses.................................14
      Confidential Voting.....................................................14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES............................15
      Advance Notice Requirements for Shareholder Proposals/Nominations.......15
      Amend Bylaws without Shareholder Consent................................15
      Poison Pills............................................................15
      Shareholder Ability to Act by Written Consent...........................15
      Shareholder Ability to Call Special Meetings............................15
      Supermajority Vote Requirements.........................................15

5. MERGERS AND CORPORATE RESTRUCTURINGS.......................................16
   Overall Approach...........................................................16

--------------------------------------------------------------------------------
                                                                               2
(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



      Appraisal Rights........................................................16
      Asset Purchases.........................................................16
      Asset Sales.............................................................17
      Bundled Proposals.......................................................17
      Conversion of Securities................................................17
      Corporate Reorganization/debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse Leveraged Buyouts/Wrap Plans..............................17
      Formation of Holding Company............................................17
      Going Private Transactions (LBOs, Minority Squeezeouts, and
      Going Dark).............................................................18
      Joint Ventures..........................................................18
      Liquidations............................................................18
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
      or Acquisition..........................................................18
      Private Placements/warrants/convertible Debentures......................18
      Spinoffs................................................................19
      Value Maximization Proposals............................................19

6. STATE OF INCORPORATION.....................................................20
      Control Share Acquisition Provisions....................................20
      Control Share Cash-out Provisions.......................................20
      Disgorgement Provisions.................................................20
      Fair Price Provisions...................................................20
      Freeze-out Provisions...................................................20
      Greenmail...............................................................20
      Reincorporation Proposals...............................................21
      Stakeholder Provisions..................................................21
      State Antitakeover Statutes.............................................21

7. CAPITAL STRUCTURE..........................................................22
      Adjustments to Par Value of Common Stock................................22
      Common Stock Authorization..............................................22
      Dual-Class Stock........................................................22
      Issue Stock for Use with Rights Plan....................................22
      Preemptive Rights.......................................................22
      Preferred Stock.........................................................22
      Recapitalization........................................................23
      Reverse Stock Splits....................................................23
      Share Repurchase Programs...............................................23
      Stock Distributions: Splits and Dividends...............................23
      Tracking Stock..........................................................23

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................24
   Equity Compensation Plans..................................................24
      Cost of Equity Plans....................................................24
      Repricing Provisions....................................................24
      Pay-for Performance Disconnect..........................................24
      Three-year Burn Rate/Burn Rate Commitment...............................26
      Poor Pay Practices......................................................27
   Specific Treatment of Certain Award Types in Equity Plan Evaluations:......28
      Dividend Equivalent Rights..............................................28
      Liberal Share Recycling  Provisions.....................................28
      Transferable Stock Option Awards........................................28
   Other Compensation Proposals and Policies..................................28
      401(k) Employee Benefit Plans...........................................28

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      Director Compensation...................................................28
      Director Retirement Plans...............................................29
      Disclosure of CEO Compensation-Tally Sheet..............................29
      Employee Stock Ownership Plans (ESOPs)..................................30
      Employee Stock Purchase Plans-- Qualified Plans.........................30
      Employee Stock Purchase Plans-- Non-qualified Plans.....................31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-related.....31
      Compensation Proposals).................................................31
      Option Exchange Programs/Repricing Options..............................31
      Stock Plans in Lieu of Cash.............................................32
      Transfer Programs of Stock Options......................................32
   Shareholder Proposals On Compensation......................................32
      Disclosure/Setting Levels or Types of Compensation for Executives
      and Directors...........................................................32
      Option Expensing........................................................33
      Option Repricing........................................................33
      Pension Plan Income Accounting..........................................33
      Performance-Based Awards................................................33
      Severance Agreements for Executives/Golden Parachutes...................33
      Supplemental Executive Retirement Plans (SERPs).........................33

9. CORPORATE RESPONSIBILITY...................................................34
   Consumer Issues and Public Safety..........................................34
      Animal Rights...........................................................34
      Drug Pricing............................................................34
      Drug Reimportation......................................................34
      Genetically Modified Foods..............................................34
      Handguns................................................................35
      HIV/AIDS................................................................35
      Predatory Lending.......................................................35
      Tobacco.................................................................36
      Toxic Chemicals.........................................................36
   Environment and Energy.....................................................37
      Arctic National Wildlife Refuge.........................................37
      Ceres Principles........................................................37
      Concentrated Area Feeding Operations (CAFOs)............................37
      Environmental-economic Risk Report......................................37
      Environmental Reports...................................................37
      Global Warming..........................................................37
      Kyoto Protocol Compliance...............................................38
      Land Use................................................................38
      Nuclear Safety..........................................................38
      Operations in Protected Areas...........................................38
      Recycling...............................................................38
      Renewable Energy........................................................38
      Sustainability Report...................................................39
   General Corporate Issues...................................................39
      Charitable/political Contributions......................................39
      Link Executive Compensation to Social Performance.......................39
      Outsourcing/Offshoring..................................................40
   Labor Standards and Human Rights...........................................40
      China Principles........................................................40
      Country-specific Human Rights Reports...................................40
      International Codes of Conduct/Vendor Standards.........................40
      Macbride Principles.....................................................41

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   Military Business..........................................................41
      Foreign Military Sales/Offsets..........................................41
      Landmines and Cluster Bombs.............................................41
      Nuclear Weapons.........................................................41
      Operations in Nations Sponsoring Terrorism (e.g., Iran).................42
      Spaced-Based Weaponization..............................................42
   Workplace Diversity........................................................42
      Board Diversity.........................................................42
      Equal Employment Opportunity (EEO)......................................42
      Glass Ceiling...........................................................42
      Sexual Orientation......................................................43

10. MUTUAL FUND PROXIES.......................................................44
      Election of Directors...................................................44
      Converting Closed-end Fund to Open-end Fund.............................44
      Proxy Contests..........................................................44
      Investment Advisory Agreements..........................................44
      Approving New Classes or Series of Shares...............................44
      Preferred Stock Proposals...............................................44
      1940 Act Policies.......................................................44
      Changing a Fundamental Restriction to a Nonfundamental Restriction......45
      Change Fundamental Investment Objective to Nonfundamental...............45
      Name Change Proposals...................................................45
      Change in Fund's Subclassification......................................45
      Disposition of Assets/Termination/Liquidation...........................45
      Changes to the Charter Document.........................................45
      Changing the Domicile of a Fund.........................................46
      Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval....................................................46
      Distribution Agreements.................................................46
      Master-Feeder Structure.................................................46
      Mergers.................................................................46
   Shareholder Proposals for Mutual Funds.....................................46
      Establish Director Ownership Requirement................................46
      Reimburse Shareholder for Expenses Incurred.............................46
      Terminate the Investment Advisor........................................46

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1. OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o   Composition of the board and key board committees;

     o   Attendance at board and committee meetings;

     o   Corporate governance provisions and takeover activity;

     o   Disclosures under Section 404 of Sarbanes-Oxley Act;

     o   Long-term company performance relative to a market and peer index;

     o   Extent of the director's investment in the company;

     o   Existence of related party transactions;

     o   Whether the chairman is also serving as CEO;

     o   Whether a retired CEO sits on the board;

     o   Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     o   Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o   The full board is less than majority independent.

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WITHHOLD from the members of the Audit Committee if:

     o The non-audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o The company has poor compensation practices, which include, but are not limited to:

         - Egregious employment contracts including excessive severance provisions;

         -        Excessive perks that dominate compensation;

         -        Huge bonus payouts without justifiable performance linkage;

         - Performance metrics that are changed during the performance period;

         - Egregious SERP (Supplemental Executive Retirement Plans) payouts;

         -        New CEO with overly generous new hire package;

         -        Internal pay disparity;

         - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2006 CLASSIFICATION OF DIRECTORS

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INSIDE DIRECTOR (I)

     o   Employee of the company or one of its affiliates; (1)

     o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     o   Listed as a Section 16 officer; (2)

     o   Current interim CEO;

     o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     o   Board attestation that an outside director is not independent;

     o   Former CEO of the company;

     o   Former CEO of an acquired company within the past five years;

     o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)

     o Former executive of the company, an affiliate or an acquired firm within the past five years;

     o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     o Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     o   Relative (4) of a current employee of company or its affiliates;

     o Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;

     o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

     o Employed by (or a relative is employed by) a significant customer or supplier; (5)

     o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (5)

     o Any material financial tie or other related party transactional relationship to the company;

     o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)

     o   Founder (7) of the company but not currently an employee;

     o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(5) from the company or its affiliates. (1)

 INDEPENDENT OUTSIDE DIRECTOR (IO)

     o   No material (8) connection to the company other than a board seat.

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FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).


(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
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================================================================================
(4) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(5) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(6) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(7) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(8) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
================================================================================

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

     o   the presence of a majority threshold voting standard;

     o a proxy access provision in the company's bylaws or governance documents; or

     o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     o   Annually elected board;

     o   Two-thirds of the board composed of independent directors;

     o   Nominating committee composed solely of independent directors;

     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     o   Absence of superior voting rights for one or more classes of stock;

     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

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     o   No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     o   If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

         - Serves as liaison between the chairman and the independent directors,

         -        Approves information sent to the board,

         -        Approves meeting agendas for the board,

         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,


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         -        Has the authority to call meetings of the independent
                  directors,

         - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o   Two-thirds independent board;

     o   All-independent key committees;

     o   Established governance guidelines;

     o   The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

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OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     o Effectively disclosed information with respect to this structure to its shareholders;

     o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.



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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o   Management's track record;

     o   Background to the proxy contest;

     o   Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o   Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o   Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o   No lower than a 20% trigger, flip-in or flip-over;

     o   A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o   Purchase price;

     o   Fairness opinion;

     o   Financial and strategic benefits;

     o   How the deal was negotiated;

     o   Conflicts of interest;

     o   Other alternatives for the business;

     o   Non-completion risk.

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ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:

     o   Impact on the balance sheet/working capital;

     o   Potential elimination of diseconomies;

     o   Anticipated financial and operating benefits;

     o   Anticipated use of funds;

     o   Value received for the asset;

     o   Fairness opinion;

     o   How the deal was negotiated;

     o   Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     o   Dilution to existing shareholders' position;

     o   Terms of the offer;

     o   Financial issues;

     o   Management's efforts to pursue other alternatives;

     o   Control issues;

     o   Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     o   The reasons for the change;

     o   Any financial or tax benefits;

     o   Regulatory benefits;

     o   Increases in capital structure;

     o   Changes to the articles of incorporation or bylaws of the company.

     Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

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     o   Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     o   Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     o   Cash-out value;

     o Whether the interests of continuing and cashed-out shareholders are balanced; and

     o   The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o   Percentage of assets/business contributed;

     o   Percentage ownership;

     o   Financial and strategic benefits;

     o   Governance structure;

     o   Conflicts of interest;

     o   Other alternatives;

     o   Noncompletion risk.

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following:

     o   Management's efforts to pursue other alternatives;

     o   Appraisal value of assets; and

     o   The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     o   Dilution to existing shareholders' position;

     o   Terms of the offer;

     o   Financial issues;

     o   Management's efforts to pursue other alternatives;

     o   Control issues;

     o   Conflicts of interest.

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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Vote CASE-BY-CASE on spin-offs, considering:

     o   Tax and regulatory advantages;

     o   Planned use of the sale proceeds;

     o   Valuation of spinoff;

     o   Fairness opinion;

     o   Benefits to the parent company;

     o   Conflicts of interest;

     o   Managerial incentives;

     o   Corporate governance changes;

     o   Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     o   Prolonged poor performance with no turnaround in sight;

     o   Signs of entrenched board and management;

     o   Strategic plan in place for improving value;

     o   Likelihood of receiving reasonable value in a sale or dissolution; and

     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives

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payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     o   Rationale;

     o Good performance with respect to peers and index on a five-year total shareholder return basis;

     o   Absence of non-shareholder approved poison pill;

     o   Reasonable equity compensation burn rate;

     o   No non-shareholder approved pay plans; and

     o   Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders;

     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

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Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o   More simplified capital structure;

     o   Enhanced liquidity;

     o   Fairness of conversion terms;

     o   Impact on voting power and dividends;

     o   Reasons for the reclassification;

     o   Conflicts of interest; and

     o   Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     o   Adverse governance changes;

     o   Excessive increases in authorized capital stock;

     o   Unfair method of distribution;

     o   Diminution of voting rights;

     o   Adverse conversion features;

     o   Negative impact on stock option plans; and

     o   Alternatives such as spin-off.


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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o   The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options without prior shareholder approval;

     o   There is a disconnect between CEO pay and the company's performance;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     o   The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

     o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     o   the main source of the pay increase (over half) is equity-based, and

     o   the CEO is a participant of the equity proposal.

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Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:

         -        Base salary, bonus, long-term incentives;

         - Accumulative realized and unrealized stock option and restricted stock gains;

         - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

         - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

         - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:

         -        Payment if termination occurs within 12 months: $_____;

         - Payment if "not for cause" termination occurs within 12 months: $_____;

         - Payment if "change of control" termination occurs within 12 months: $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle

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         rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.













--------------------------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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 2006 PROXY SEASON BURN RATE TABLE

                                               RUSSELL 3000                        NON-RUSSELL 3000
---------------------------------------------------------------------------------- ----------------------------------
                                                           STANDARD                          STANDARD
   GICS                DESCRIPTION                MEAN    DEVIATION   MEAN+STDEV     MEAN    DEVIATION  MEAN+STDEV
---------------------------------------------------------------------------------- ----------------------------------
   1010    Energy                                1.53%      0.96%       2.50%        2.03%     2.53%       4.56%
---------------------------------------------------------------------------------- ----------------------------------
   1510    Materials                             1.37%      0.74%       2.11%        2.15%     2.01%       4.16%
---------------------------------------------------------------------------------- ----------------------------------
   2010    Capital Goods                         1.84%      1.09%       2.93%        2.74%     2.63%       5.37%
---------------------------------------------------------------------------------- ----------------------------------
   2020    Commercial Services & Supplies        2.73%      1.60%       4.33%        3.43%     4.18%       7.61%
---------------------------------------------------------------------------------- ----------------------------------
   2030    Transportation                        1.76%      1.71%       3.47%        2.18%     2.12%       4.30%
---------------------------------------------------------------------------------- ----------------------------------
   2510    Automobiles & Components              1.97%      1.27%       3.24%        2.23%     2.29%       4.51%
---------------------------------------------------------------------------------- ----------------------------------
   2520    Consumer Durables & Apparel           2.04%      1.22%       3.26%        2.86%     2.48%       5.35%
---------------------------------------------------------------------------------- ----------------------------------
   2530    Hotels Restaurants & Leisure          2.22%      1.09%       3.31%        2.71%     2.46%       5.17%
---------------------------------------------------------------------------------- ----------------------------------
   2540    Media                                 2.14%      1.24%       3.38%        3.26%     2.52%       5.77%
---------------------------------------------------------------------------------- ----------------------------------
   2550    Retailing                             2.54%      1.59%       4.12%        4.01%     4.03%       8.03%
---------------------------------------------------------------------------------- ----------------------------------
 3010, 3020,
   3030    Food & Staples Retailing              1.82%      1.31%       3.13%        2.20%     2.79%       4.99%
---------------------------------------------------------------------------------- ----------------------------------
   3510    Health Care Equipment & Services      3.20%      1.71%       4.91%        4.33%     3.20%       7.53%
---------------------------------------------------------------------------------- ----------------------------------
   3520    Pharmaceuticals & Biotechnology       3.70%      1.87%       5.57%        5.41%     4.74%      10.15%
---------------------------------------------------------------------------------- ----------------------------------
   4010    Banks                                 1.46%      1.00%       2.46%        1.38%     1.42%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4020    Diversified Financials                3.00%      2.28%       5.28%        4.46%     4.01%       8.47%
---------------------------------------------------------------------------------- ----------------------------------
   4030    Insurance                             1.52%      1.04%       2.56%        2.25%     2.85%       5.10%
---------------------------------------------------------------------------------- ----------------------------------
   4040    Real Estate                           1.30%      1.01%       2.31%        1.12%     1.67%       2.79%
---------------------------------------------------------------------------------- ----------------------------------
   4510    Software & Services                   5.02%      2.98%       8.00%        6.92%     6.05%      12.97%
---------------------------------------------------------------------------------- ----------------------------------
   4520    Technology Hardware & Equipment       3.64%      2.48%       6.11%        4.73%     4.02%       8.75%
---------------------------------------------------------------------------------- ----------------------------------
   4530    Semiconductors & Semiconductor
           Equip.                                4.81%      2.86%       7.67%        5.01%     3.06%       8.07%
---------------------------------------------------------------------------------- ----------------------------------
   5010    Telecommunication Services            2.31%      1.61%       3.92%        3.70%     3.41%       7.11%
---------------------------------------------------------------------------------- ----------------------------------
   5510    Utilities                             0.94%      0.62%       1.56%        2.11%     4.13%       6.24%
---------------------------------------------------------------------------------- ----------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:


-----------------------------------------------------------------------------------------------------------------
CHARACTERISTICS                   ANNUAL STOCK PRICE             PREMIUM
                                  VOLATILITY
-----------------------------------------------------------------------------------------------------------------
High annual volatility            53% and higher                 1 full-value award for 1.5 option shares
-----------------------------------------------------------------------------------------------------------------
Moderate annual volatility        25% - 52%                      1 full-value award for 2.0 option shares
-----------------------------------------------------------------------------------------------------------------
Low annual volatility             Less than 25%                  1 full-value award for 4.0 option shares
-----------------------------------------------------------------------------------------------------------------


POOR PAY PRACTICES
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

     o Egregious employment contracts including excessive severance provisions;

     o   Excessive perks that dominate compensation;

     o   Huge bonus payouts without justifiable performance linkage;

     o   Performance metrics that are changed during the performance period;

     o   Egregious SERP (Supplemental Executive Retirement Plans) payouts;

     o   New CEO with overly generous hiring package;

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     o   Internal pay disparity;

     o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING  PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(k) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o   Vesting schedule or mandatory holding/deferral period:

         - A minimum vesting of three years for stock options or restricted stock; or

         - Deferred stock payable at the end of a three-year deferral period.

     o   Mix between cash and equity:

         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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         -        If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

-----------------------------------------------------------------------------------------------------------
             COMPONENT                     AMOUNT EARNED/GRANTED                   DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Base Salary                          Current figure                     Explanation of any increase in
                                                                        base salary
-----------------------------------------------------------------------------------------------------------
Annual Incentive                     Target:                            Explanation of specific
                                     Actual earned:                     performance measures and actual
                                                                        deliverables.

                                                                        State amount tied to actual
                                                                        performance.

                                                                        State any discretionary bonus.
-----------------------------------------------------------------------------------------------------------
Stock Options                        Number granted:                    Rationale for determining the
                                     Exercise price:                    number of stock options issued to
                                     Vesting:                           CEO.
                                     Grant value:

                                                                        Accumulated dividend equivalents
                                                                        (if any).
-----------------------------------------------------------------------------------------------------------
Restricted Stock                     Number granted:                    Performance based or time based.
                                     Vesting:
                                     Grant value:                       Rationale for determining the
                                                                        number of restricted stock issued
                                                                        to CEO.


                                                                        Accumulated dividends on vested
                                                                        and unvested portion.
-----------------------------------------------------------------------------------------------------------
Performance Shares                   Minimum:                           Explanation of specific
                                     Target:                            performance measures and actual
                                     Maximum:                           deliverables.
                                     Actual earned:
                                     Grant value:                       Any dividends on unearned
                                                                        performance shares.
-----------------------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------
             COMPONENT                     AMOUNT EARNED/GRANTED                   DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Deferred compensation                Executive portion:                 Provide structure and terms of
                                     Company match (if any):            program.

                                     Accumulated executive portion:     Explanation of interest,
                                     Accumulated company match (if      formulas, minimum guarantees or
                                     any):                              multipliers on deferred
                                                                        compensation.

                                                                        Any holding periods on the company
                                                                        match portion.

                                                                        Funding mechanism
-----------------------------------------------------------------------------------------------------------
Supplemental retirement benefit      Actual projected payment           Provide structure and terms of
                                     obligations                        program.


                                                                        Explanation of formula, additional
                                                                        credits for years not worked,
                                                                        multipliers or interest on SERPs.

                                                                        Funding mechanism.
-----------------------------------------------------------------------------------------------------------
Executive perquisites                Breakdown of the market value of   The types of perquisites
                                     various perquisites                provided. Examples: company
                                                                        aircraft, company cars, etc.
-----------------------------------------------------------------------------------------------------------
Gross-ups (if any)                   Breakdown of gross-ups for any
                                     pay component
-----------------------------------------------------------------------------------------------------------
Severance associated with            Estimated payout amounts for       Single trigger or double trigger.
change-in-control                    cash, equity and benefits
-----------------------------------------------------------------------------------------------------------
Severance (Termination scenario      Estimated payout amounts for
under "for cause" and "not for       cash, equity and benefits under
cause")                              different scenarios
-----------------------------------------------------------------------------------------------------------
Post retirement package              Estimated value of consulting
                                     agreement and continuation of
                                     benefits
===========================================================================================================
ESTIMATED TOTAL PACKAGE              $
===========================================================================================================

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o   Purchase price is at least 85 percent of fair market value;

     o   Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o   Purchase price is less than 85 percent of fair market value; or

     o   Offering period is greater than 27 months; or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o   Historic trading patterns;

     o   Rationale for the repricing;

     o   Value-for-value exchange;

     o   Treatment of surrendered options;

     o   Option vesting;

     o   Term of the option;

     o   Exercise price;

     o   Participation.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;

     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o   The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance;

     o The company's standards are comparable to or better than those of peer firms; and

     o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     o   The existing level of disclosure on pricing policies;

     o   Deviation from established industry pricing norms;

     o The company's existing initiatives to provide its products to needy consumers;

     o Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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     o   The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     o The company's existing healthcare policies, including benefits and healthcare access for local workers;

     o   Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

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     o   Whether the company has adequately disclosed the financial risks of its subprime business;

     o Whether the company has been subject to violations of lending laws or serious lending controversies;

     o   Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     o   Whether the company complies with all local ordinances and regulations;

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     o   The risk of any health-related liabilities.

Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     o Whether the company has gone as far as peers in restricting advertising;

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     o   Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o   The percentage of the company's business affected;

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     o   The percentage of the company's business affected;

     o   The feasibility of a spin-off;

     o   Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     o   Current regulations in the markets in which the company operates;

     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     o   The current level of disclosure on this topic.

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Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o   The company intends to pursue operations in the ANWR; and

     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     o Environmentally conscious practices of peer companies, including endorsement of CERES;

     o   Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     o   The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     o   The feasibility of financially quantifying environmental risk factors;

     o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     o   The costs associated with implementing improved standards;

     o The potential costs associated with remediation resulting from poor environmental performance; and

     o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards

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and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     o   The company does not maintain operations in Kyoto signatory markets;

     o The company already evaluates and substantially discloses such information; or,

     o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     o The company does not currently have operations or plans to develop operations in these protected regions; or,

     o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o   The nature of the company's business and the percentage affected;

     o   The extent that peer companies are recycling;

     o   The timetable prescribed by the proposal;

     o   The costs and methods of implementation;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

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Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o   The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

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     o   The relevance of the issue to be linked to pay;

     o The degree that social performance is already included in the company's pay structure and disclosed;

     o The degree that social performance is used by peer companies in setting pay;

     o Violations or complaints filed against the company relating to the particular social performance measure;

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o   Independence of the compensation committee;

     o   Current company pay levels.

OUTSOURCING/OFFSHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     o   Risks associated with certain international markets;

     o   The utility of such a report to shareholders;

     o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations; and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o   The nature and amount of company business in that country;

     o   The company's workplace code of conduct;

     o   Proprietary and confidential information involved;

     o   Company compliance with U.S. regulations on investing in the country;

     o   Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     o   Agreements with foreign suppliers to meet certain workplace standards;

     o   Whether company and vendor facilities are monitored and how;

     o   Company participation in fair labor organizations;

     o   Type of business;

     o   Proportion of business conducted overseas;

     o   Countries of operation with known human rights abuses;

     o Whether the company has been recently involved in significant labor and human rights controversies or violations;

     o   Peer company standards and practices;

     o   Union presence in company's international factories.

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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations;

     o   The company has no recent human rights controversies or violations; or

     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o Company compliance with or violations of the Fair Employment Act of 1989;

     o Company antidiscrimination policies that already exceed the legal requirements;

     o   The cost and feasibility of adopting all nine principles;

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     o   The potential for charges of reverse discrimination;

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     o   The level of the company's investment in Northern Ireland;

     o   The number of company employees in Northern Ireland;

     o   The degree that industry peers have adopted the MacBride Principles;

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o   Whether the company has in the past manufactured landmine components;

     o   Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o   What weapons classifications the proponent views as cluster bombs;

     o Whether the company currently or in the past has manufactured cluster bombs or their components;

     o   The percentage of revenue derived from cluster bomb manufacture;

     o   Whether the company's peers have renounced future production.

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     o   Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o   The information is already publicly available; or

     o   The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business; or

     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o   The degree of board diversity;

     o   Comparison with peer companies;

     o   Established process for improving board diversity;

     o   Existence of independent nominating committee;

     o   Use of outside search firm;

     o   History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o   The company has well-documented equal opportunity programs;

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     o   The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o   The composition of senior management and the board is fairly inclusive;

     o The company has well-documented programs addressing diversity initiatives and leadership development;

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     o   The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity;
         and

     o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.



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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o   Past performance as a closed-end fund;

     o   Market in which the fund invests;

     o   Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o   Past performance relative to its peers;

     o   Market in which fund invests;

     o   Measures taken by the board to address the issues;

     o Past shareholder activism, board activity, and votes on related proposals;

     o   Strategy of the incumbents versus the dissidents;

     o   Independence of directors;

     o   Experience and skills of director candidates;

     o   Governance profile of the company;

     o   Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     o   Proposed and current fee schedules;

     o   Fund category/investment objective;

     o   Performance benchmarks;

     o   Share price performance as compared with peers;

     o   Resulting fees relative to peers;

     o   Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     o   Stated specific financing purpose;

     o   Possible dilution for common shares;

     o   Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     o   Potential competitiveness;

     o   Regulatory developments;

     o   Current and potential returns; and


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     o   Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     o   The fund's target investments;

     o   The reasons given by the fund for the change; and

     o   The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors: o Political/economic changes in the target market; o Consolidation in the target market; and o Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     o   Potential competitiveness;

     o   Current and potential returns;

     o   Risk of concentration;

     o   Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o   Strategies employed to salvage the company;

     o   The fund's past performance;

     o   The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     o   The degree of change implied by the proposal;

     o   The efficiencies that could result;

     o   The state of incorporation;

     o   Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     o Removal of shareholder approval requirement for amendments to the new declaration of trust;

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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     o   Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o   Regulations of both states;

     o   Required fundamental policies of both states;

     o   The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o   Fees charged to comparably sized funds with similar objectives;

     o   The proposed distributor's reputation and past performance;

     o   The competitiveness of the fund in the industry;

     o   The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:

     o   Resulting fee structure;

     o   Performance of both funds;

     o   Continuity of management personnel;

     o   Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     o   Performance of the fund's Net Asset Value (NAV);

     o   The fund's history of shareholder relations;

     o   The performance of other funds under the advisor's management.

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                      ----------------------------------------------------------

                         MAJORITY ELECTIONS:
                         QUESTIONS AND ANSWERS ON ISS 2006 VOTING POLICY
                      ----------------------------------------------------------
                         DECEMBER 2005



                                       [INSTITUTIONAL SHAREHOLDER SERVICES LOGO]
                                                   2099 GAITHER ROAD
                                                  ROCKVILLE, MD 20850
                                                   www.issproxy.com

Copyright (C) 2005 by Institutional Shareholder Services.

 All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

 ISS is a trademark used herein under license.

MAJORITY ELECTIONS: QUESTIONS AND ANSWERS

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The director election process is a cornerstone of our corporate governance structure and represents a fundamental shareholder voting right. ISS strongly believes shareholders should have a greater voice in regard to the election of directors and believes majority threshold voting represents a more accountable alternative to the current plurality system in the United States.

Majority voting became a lightning rod issue in the 2005 proxy season, with shareholder proposals receiving an average support level of 44% versus 12% in 2004. Recognizing that the issue will remain in the forefront throughout the 2006 proxy season, ISS will continue to provide clients with information designed to help with their proxy voting decisions. The questions and answers below should prove helpful in clarifying the details around ISS' 2006 proxy voting policy on majority voting.


Q. Are shareholders best served by companies adopting a true majority-voting standard in the election of directors?

A. Yes. ISS supports a true majority-voting standard.

As noted in our August 15, 2005, comment letter to the Committee on Corporate Laws of the Section of Business Law of the American Bar Association (ABA), ISS believes that a majority default rule with modification of the Holdover Director Rule is the gold standard by which all other election reform alternatives should be judged.

In our August comment letter, we indicated our perspective on "the dual need for accountability and reform of director elections." ISS believes that the current plurality standard creates a flawed accountability mechanism because directors do not face elections with consequences, even if they fail to win a majority of votes cast. Majority voting will make director elections meaningful and provide a new level of accountability in corporate boardrooms.

It must be noted, however, that none of the shareholder proposals that have appeared on ballots in 2004 or 2005 would lead to the adoption of a true majority-voting standard. The proposals generally requested that the board initiate the appropriate process to amend the company's governance documents to provide that director nominees shall be elected by the affirmative majority of votes cast at an annual meeting of shareholders.

While the proponents asked boards to shift the vote requirement--from a plurality to a majority, they didn't address the existing legal impediments--most notably, the so-called Holdover Director Rule--to full implementation of such a voting standard.

If a company were to change its election standard accordingly, an incumbent director receiving a majority of withhold votes would continue on as a holdover director, with the board having the power to determine the director's continuing status. In other words, the adoption of these proposals provides a partial step towards true majority voting.

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

MAJORITY ELECTIONS: QUESTIONS AND ANSWERS

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Q. Did ISS change its position on majority voting for the 2006 Proxy Season?

A. No. In 2006, ISS will continue to "generally recommend FOR" reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

In a change in the analysis process for the 2006 season, ISS will examine alternative voting structures that have been adopted by boards to determine if they deliver equal (or potentially greater) benefits to shareholders than the reforms proposed under the resolutions. ISS will consider recommending AGAINST a shareholder proposal if the company has adopted formal corporate governance policies or principles that present a meaningful alternative or effective equivalent to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Q. Doesn't this consideration of alternative structures represent a change in position from 2005?

A. No. ISS also had a "generally support" policy in 2005.

None of the companies with majority vote resolutions on their ballots in 2005, however, had "alternative structures" in place at the time of their annual meetings. As a result, application of ISS "case-by-case" policy led to support of all but one of the 60-plus proposals that appeared on ballots. ISS recommended voting FOR all precatory resolutions calling for majority voting thresholds for director elections. The lone binding proposal in 2005 failed to win ISS' support because it lacked a carve-out for contested elections.

Q. Are there other meaningful alternatives to a majority election standard that ensure director accountability to shareholders?

A. It's too early to tell. Majority threshold voting proposals have sparked a long overdue and hotly contested debate over director accountability. Investors, directors, and other interested parties now openly question the prevailing practice of plurality voting in uncontested boardroom elections. Fueling this debate, Pfizer, General Electric, Microsoft and more than 25 other companies have adopted "director resignation policies" that they hope will mitigate shareholder concerns about plurality voting standards.

MAJORITY ELECTIONS: QUESTIONS AND ANSWERS

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Like a majority voting provision with the holdover rule, even the most robust director resignation policy leaves the power in the hands of the board to make a determination on the status of the director who fails to win shareholders' support. Both structures come with their flaws; neither alternative represents pure, unmitigated shareholder accountability.

Q. Doesn't ISS' policy simply draw a detailed blueprint for companies that want to design an alternative that will win ISS' support?

A. No. The specific factors cited in our 2006 policy are meant as a starting-point for formulating a policy on this issue. The 2006 policy seeks to provide boards with some broad guidance as to the "bare minimum requirements" that directors must meet in order for ISS to even consider whether their proposed "alternative" is equal to or better than a majority voting proposal.

If a company adopts an alternative to the proponent's resolution, ISS will review the policy, the track record of the board and its justification for the alternative approach.

Under this standard, a policy, which must be disclosed annually in the proxy statement, must articulate the following elements:

     o A clear and reasonable timetable for all decision-making regarding the nominee's status;

     o A process for determining the nominee's status that is managed by the independent directors and that excludes the nominee in question;

     o A range of remedies that can be considered concerning the nominee (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     o Prompt disclosure (via an SEC filing) of the final decision regarding the nominee's status and a full explanation of how the decision was reached.

ISS will evaluate the company's track record of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of a majority threshold for electing directors.

Most importantly, the policy requires boards to articulate to shareholders why the alternative to a full majority-voting standard is the best structure at this time for boosting directors' accountability to shareholders. The burden of proof is on a board to explain and to justify its procedures. ISS will evaluate the board's actions and its explanation of how the alternative structure promotes greater boardroom accountability.

MAJORITY ELECTIONS: QUESTIONS AND ANSWERS

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Q. Will ISS offer tools to (or consult with) boards that want to draft and adopt alternatives to majority election standards?

A. No.

Q. What about claims by some law firms that their model policies will pass muster with ISS?

A. ISS has not and will not pre-clear or otherwise negotiate over the specific provisions of an alternative structure.

Under the ISS 2006 approach, a policy that passes muster at one company may not be palatable at another firm. As such, issuers should question their corporate advisers who advocate a one-size-fits-all model (such as the "model" presented in Wachtell Lipton's November 18, 2005, memo to its clients).


Q. ISS says it supports majority elections so why doesn't it support all of the majority election proposals?

A. ISS views director election reform as a multi-year, multi-step process. ISS' approach to the issue and the voting policy in 2006 will likely evolve over time as the marketplace advances the debate.

ISS' policy puts the burden on a board to deliberate and to identify a structure that meets or exceeds the level of accountability provided by the majority voting proposals. Directors who provide a well-meaning and thoughtful response to shareholders, and adopt a policy that is equivalent to a majority-voting threshold with its current limitations should receive consideration for their efforts.

ISS' ultimate goal will not change. Majority voting, in its purest form, cannot be achieved unless the so-called "Holdover Director Rule" is modified. The Holdover Rule needs to be modified to give maximum effect to shareholders' votes while ensuring that boards can continue to operate--free from potential significant business disruptions--at all times.

As indicated in our ABA comment letter, ISS recommends modifying the Holdover Director Rule to apply on a case-by-case basis as needed to ensure that the board comprises a majority of independent directors and maintains a minimum of three independent directors at all times. Additional reforms are needed, such as boosting shareholders' ability to call special meetings and counting uninstructed broker votes solely for quorum purposes.

                           ADVANTAGE ADVISERS, L.L.C.
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
                    ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
              ADVANTAGE ADVISERS PRIVATE EQUITY MANAGEMENT, L.L.C.
                            TROON MANAGEMENT, L.L.C.
                      OPPENHEIMER CATALYST MANAGEMENT, L.P.


                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   CHAPTER 1 BOARD OF DIRECTORS
     VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                      6
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     CHAIRMAN & CEO ARE THE SAME PERSON                                        7
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     INDEPENDENCE OF DIRECTORS                                                 8
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     STOCK OWENERSHIP REQUEST                                                  9
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     CHARITABLE CONTRIBUTIONS                                                 10
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     DIRECTOR AND OFFICER INDEMNIFICATION  AND LIABILITY PROTECTION           11
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     VOTE RECOMMENDATION                                                      12
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     SIZE OF THE BOARD                                                        13
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     VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS                       14
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     TERM OF OFFICE                                                           15
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     COMPENSATION DISCLOSURE                                                  16
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     CHAPTER 2 AUDITORS                                                       17
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     RATIFYING AUDITORS                                                       18

     CHAPTER 3 TENDER  OFFER DEFENSES                                         19
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     POISON PILLS                                                             20
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     GREENMAIL                                                                21
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     SUPERMAJORITY VOTE                                                       22
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     CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING                            23
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     CHANGING CORPORATE NAME                                                  24
     ---------------------------------------------------------------------------
     REINCORPORATION                                                          25
     ---------------------------------------------------------------------------

     CHAPTER 5 PROXY CONTEST DEFENSES                                         26
     ---------------------------------------------------------------------------
     BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS                          27
     ---------------------------------------------------------------------------
     CUMULATIVE VOTING                                                        28
     ---------------------------------------------------------------------------
     SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING                            29
     ---------------------------------------------------------------------------
     SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD                         30
     ---------------------------------------------------------------------------

     CHAPTER 6 MISCELLANEOUS CORPORATE
     ---------------------------------
     GOVERNANCE  PROVISIONS                                                   31
     ---------------------------------------------------------------------------
     CONFIDENTIAL VOTING                                                      32
     ---------------------------------------------------------------------------
     SHAREHOLDER ADVISORY COMMITTEES                                          33
     ---------------------------------------------------------------------------
     FOREIGN CORPORATE MATTERS                                                34
     ---------------------------------------------------------------------------
     GOVERNMENT SERVICE LIST                                                  35
     ---------------------------------------------------------------------------

     CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES                                36
     ---------------------------------------------------------------------------
     ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES)                       37
     ---------------------------------------------------------------------------
     NORTHERN IRELAND (MACBRIDE PRINCIPLES)                                   38
     ---------------------------------------------------------------------------
     MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES            39
     ---------------------------------------------------------------------------
     EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION                            40
     ---------------------------------------------------------------------------
     ANIMAL RIGHTS                                                            41
     ---------------------------------------------------------------------------

     CHAPTER 8 CAPITAL STRUCTURE                                              42
     ---------------------------------------------------------------------------
     COMMON STOCK AUTHORIZATION                                               43
     ---------------------------------------------------------------------------
     BLANK CHECK PREFERRED STOCK                                              44
     ---------------------------------------------------------------------------
     PREEMPTIVE RIGHTS                                                        45
     ---------------------------------------------------------------------------
     STOCK DISTRIBUTION: SPLITS AND DIVIDENDS                                 46
     ---------------------------------------------------------------------------
     REVERSE STOCK SPLITS                                                     47
     ---------------------------------------------------------------------------
     ADJUSTMENTS TO PAR VALUE OF COMMON STOCK                                 48
     ---------------------------------------------------------------------------
     DEBT RESTRUCTURING                                                       49
     ---------------------------------------------------------------------------

     CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION                            50
     ---------------------------------------------------------------------------
     DIRECTOR COMPENSATION                                                    51
     ---------------------------------------------------------------------------
     SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY                 52
     ---------------------------------------------------------------------------
     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)                                   53
     ---------------------------------------------------------------------------
     OPTIONS EXPENSING                                                        54
     ---------------------------------------------------------------------------
     GOLDEN PARACHUTES                                                        55
     ---------------------------------------------------------------------------
     PROPOSAL TO BAN GOLDEN PARACHUTES                                        56
     ---------------------------------------------------------------------------
     OUTSIDE DIRECTORS' RETIREMENT COMPENSATION                               57
     ---------------------------------------------------------------------------

     CHAPTER 10  STATE OF INCORPORATION                                       58
     ---------------------------------------------------------------------------
     CONTROL SHARE ACQUISITION STATUTES                                       59
     ---------------------------------------------------------------------------
     OPT-OUT OF STATE TAKEOVER STATUTES                                       60
     ---------------------------------------------------------------------------
     CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS            61
     ---------------------------------------------------------------------------

     CHAPTER 11 CONFLICT OF INTEREST                                          62
     ---------------------------------------------------------------------------
     CONFLICTS                                                                63
     ---------------------------------------------------------------------------
     CONFLICTS CONT'D                                                         64
     ---------------------------------------------------------------------------

     CHAPTER 12 CORPORATE GOVERNANCE COMMITTEE
     -----------------------------------------
     & PROXY MANAGERS                                                         65
     ---------------------------------------------------------------------------
     CORPORATE GOVERNANCE COMMITTEE                                           66
     ---------------------------------------------------------------------------
     PROXY MANAGERS                                                           67
     ---------------------------------------------------------------------------

     CHAPTER 13 SPECIAL ISSUES WITH
     ------------------------------
     VOTING FOREIGN PROXIES                                                   68
     ---------------------------------------------------------------------------
     SPECIAL ISSUES                                                           69
     ---------------------------------------------------------------------------

     CHAPTER 14 RECORD KEEPING                                                70
     ---------------------------------------------------------------------------
     RECORD KEEPING                                                           71
     ---------------------------------------------------------------------------

                                  INTRODUCTION

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, L.L.C., Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Advantage Advisers Augusta Management, L.L.C., Advantage Advisers Troon Management, L.L.C., and Oppenheimer Catalyst Management, L.P.(collectively, the "Advisers") are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the "Accounts"). When an Adviser has investment discretion over an Account's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers' Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the "Portfolio Managers"). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers' proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

                           VOTING ON DIRECTOR NOMINEES
                            IN UNCONTESTED ELECTIONS

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

     a)  Company performance

     b)  Composition of the board and key board committees

     c)  Attendance at board meetings

     d)  Corporate governance provisions and takeover activity

We may also consider:

     a)  Board decisions concerning executive compensation

     b)  Number of other board seats held by the nominee

     c)  Interlocking directorships


VOTE RECOMMENDATION
                                        It is our policy to vote IN FAVOR of
                                        the candidates proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

CHAIRMAN AND CEO ARE THE SAME PERSON


         Shareholders may propose that different persons hold the positions of the chairman and the CEO.

         We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

INDEPENDENCE OF DIRECTORS

         Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.


VOTE RECOMMENDATION
                                                     It is our policy to vote
                                                     FOR proposals requesting
                                                     that a majority of the
                                                     Board be independent and
                                                     that the audit,
                                                     compensation and nominating
                                                     committees of the board
                                                     include only independent
                                                     directors.

STOCK OWNERSHIP REQUIREMENTS

         Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

VOTE RECOMMENDATION

                                         Vote AGAINST proposals that
                                         require director stock ownership

                            CHARITABLE CONTRIBUTIONS

         Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

VOTE RECOMMENDATION
                                              (Shareholders Proposals)
                                              Vote AGAINST proposals regarding
                                              charitable contribution.

         Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                            AND LIABILITY PROTECTION

         These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

         When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION                                     Vote AGAINST proposals
                                                        that eliminate entirely
                                                        director and officers'
                                                        liability for monetary
                                                        damages for violating
                                                        the duty of care.

                                                        Vote AGAINST
                                                        indemnification
                                                        proposals that would
                                                        expand coverage beyond
                                                        just legal expenses to
                                                        acts, such as
                                                        negligence, that are
                                                        more serious violations
                                                        of fiduciary obligations
                                                        than mere carelessness.


                                                        Vote FOR only those
                                                        proposals providing such
                                                        expanded coverage in
                                                        cases when a director's
                                                        or officer's legal
                                                        defense was unsuccessful
                                                        if: a) the director was
                                                        found to have acted in
                                                        good faith, and b) only
                                                        if the director's legal
                                                        expenses would be
                                                        covered.

The following factors should be considered:

     1. The present environment in which directors operate provides substantial risk of claims or suits against against them in their individual capacities arising out of the discharge of their duties.

     2. Attracting and retaining the most qualified directors enhances shareholder value.

                            SIZE OF THE BOARD

         Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

VOTE RECOMMENDATION
                                                     Vote FOR the board's
                                                     recommendation to increase
                                                     or decrease the size of the
                                                     board.

The following factors should be considered:

     1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

     2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis. The following factors are considered:

              1.     management's track record
              2.     background to the proxy contest
              3.     qualifications of director nominees

                                 TERM OF OFFICE

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION
                                                     Vote AGAINST shareholder
                                                     proposals to limit the
                                                     tenure of outside
                                                     directors.

The following factors should be considered:

     1. An experienced director should not be disqualified because he or she has served a certain number of years.

     2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

     3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.


VOTE RECOMMENDATION
                                                     (shareholders policy)
                                                     Vote AGAINST these
                                                     proposals that require
                                                     disclosure, unless we have
                                                     reason to believe that
                                                     mandated disclosures are
                                                     insufficient to give an
                                                     accurate and meaningful
                                                     account of senior
                                                     management compensation.


The following factors should be considered:

         1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

         2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

         3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

VOTE RECOMMENDATION
                                                     Vote FOR proposal to ratify
auditors.

The following factors should be considered:

         1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

         2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

         3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS


Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.


VOTE RECOMMENDATION
                                            Vote FOR shareholder
                                            proposals asking that a
                                            company submit its poison
                                            pill for shareholder
                                            ratification.

                                            Vote on a CASE-BY-CASE basis
                                            regarding shareholder proposals to
                                            redeem a company's poison pill.

                                            Vote on a CASE-BY-CASE
                                            basis regarding management
                                            proposals to ratify a
                                            poison pill.

                                    GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company.
Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

VOTE RECOMMENDATION
                                                     Vote FOR proposals to adopt
                                                     anti Greenmail or bylaw
                                                     amendments or otherwise
                                                     restrict a company's
                                                     ability to make Greenmail
                                                     payments

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding
                                                     anti-Greenmail proposals
                                                     when they are bundled with
                                                     other charter or bylaw
                                                     amendments.

The following factors should be considered:

          1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.


VOTE RECOMMENDATIONS
                                                     Vote AGAINST management
                                                     proposals to require a
                                                     Supermajority shareholder
                                                     vote to approve mergers and
                                                     other significant business
                                                     combinations.

                                                     Vote FOR shareholder
                                                     proposals to lower
                                                     Supermajority vote
                                                     requirements for mergers
                                                     and other significant
                                                     business combinations.

The following factors should be considered:

     1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

     2. Supermajority vote may make action all but impossible.

     3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

VOTE RECOMMENDATION
                                            Vote FOR changing the corporate
                                            name.

The following factors should be considered:

         1. A name of a corporation symbolizes its substance.

         2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

         3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.



VOTE RECOMMENDATION
                                                     Vote on a CASE-BY-CASE
                                                     basis, carefully reviewing
                                                     the new state's laws and
                                                     any significant changes the
                                                     company makes in its
                                                     charter and by-laws.

The following factors should be considered:

          1. The board is in the best position to determine the company's need to incorporate.

          2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

          3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS
                                                     Vote AGAINST proposals to
                                                     classify the board. Vote
                                                     FOR proposals to repeal
                                                     classified boards and to
                                                     elect all directors
                                                     annually.

The following factors should be considered:

          1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

VOTE RECOMMENDATION
                                                     Vote AGAINST proposals that
                                                     permit cumulative voting.


The following factors should be considered:

          1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

          2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

          3.   Cumulative voting can allow a minority to have representation.

          4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

VOTE RECOMMENDATION
                                                     Vote AGAINST proposals to
                                                     restrict or prohibit
                                                     shareholder ability to call
                                                     special meetings.

                                                     Vote FOR proposals
                                                     that remove restrictions
                                                     on the right of
                                                     shareholders to act
                                                     independently of
                                                     management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

VOTE RECOMMENDATIONS
                                  Vote FOR proposal which seek to fix
                                  the size of the board.

                                  Vote AGAINST proposals which
                                  give management the ability to alter
                                  the  size of the board without
                                  shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

VOTE RECOMMENDATIONS
                                                     Vote FOR shareholder
                                                     proposals requesting that
                                                     corporations adopt
                                                     confidential voting.

                                                     Vote FOR management
                                                     proposals to adopt
                                                     confidential voting.

The following factors should be considered:

          1. Some shareholders elect to have the board not know how they voted on certain issues.

          2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

          3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

VOTE RECOMMENDATION
                                                     Vote AGAINST proposals to
                                                     establish a shareholder
                                                     advisory committee.

The following factors should be considered:

          1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

          2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

VOTE RECOMMENDATION
                                                     Vote FOR proposals that
                                                     concern foreign companies
                                                     incorporated outside of the
                                                     United States.

The following factors should be considered:

          1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

          2. The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

VOTE RECOMMENDATION
                                                     Vote AGAINST these
                                                     proposals which a request a
                                                     list of employees having
                                                     been employed by the
                                                     government.

The following factors should be considered:

          1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

          2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

          3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                               (CERES PRINCIPLES)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

VOTE RECOMMENDATION
                                                     Vote AGAINST proposals
                                                     requesting that companies
                                                     sign the CERES Principles.


The following factors should be considered:

          1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                              (MACBRIDE PRINCIPLES)

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

VOTE RECOMMENDATION
                                                     REFRAIN from voting on
                                                     proposals that request
                                                     companies to adopt the
                                                     MacBride Principles.

The following factors should be considered:

          1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

          2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                      INTERNATIONAL OPERATIONS AND POLICIES

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

VOTE RECOMMENDATION
                                                     ABSTAIN from providing a
                                                     vote recommendation on
                                                     proposals regarding the
                                                     Maquiladora Standards and
                                                     international operating
                                                     policies.

The following factors should be considered:

     1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                               AND DISCRIMINATION

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

VOTE RECOMMENDATION
                                                     REFRAIN from voting on any
                                                     proposals regarding equal
                                                     employment opportunities
                                                     and discrimination.

The following factors should be considered:

     1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.



VOTE RECOMMENDATION
                                                     REFRAIN from making vote
                                                     recommendations on
                                                     proposals regarding animal
                                                     rights.


The following factors should be considered:

     1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

     2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.


VOTE RECOMMENDATION
                                                     Vote CASE-BY-CASE on
                                                     proposals increase the
                                                     number of shares of common
                                                     stock authorized for issue.

                                                     Vote AGAINST proposed
                                                     common share authorization
                                                     that increase existing
                                                     authorization by more then
                                                     100 percent unless a clear
                                                     need for the excess shares
                                                     is presented by the
                                                     company.

The following factors should be considered:

     1. Is this company going to make frequent business acquisitions over a period of time?

     2.   Is the company expanding its operations?

     3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

VOTE RECOMMENDATION
                                                     Vote AGAINST proposals
                                                     authorizing the creation of
                                                     new classes of preferred
                                                     stock with unspecified
                                                     voting, conversion,
                                                     dividend distribution, and
                                                     other rights.

The following factors should be considered:

     1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

VOTE RECOMMENDATION
                                           Vote AGAINST proposals seeking
                                           preemptive rights.

The following factors should be considered:

     1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

     2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS

STOCK SPLITS
The corporation requests authorization for a stock split.

VOTE RECOMMENDATION
                                                     Vote FOR management
                                                     proposal to authorize stock
                                                     splits unless the split
                                                     will result in an increase
                                                     of authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     split.

REVERSE STOCK SPLITS

VOTE RECOMMENDATION
                                                     Vote FOR management
                                                     proposal to authorize
                                                     reverse stock split unless
                                                     the reverse stock split
                                                     results in an increase of
                                                     authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

VOTE RECOMMENDATION
                                                     Vote FOR management
                                                     proposals to reduce the par
                                                     value of common stock.

The following factors should be considered:

     1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

     2. A corporation may be unable to raise capital if the par value is overstated.

DEBT RESTRUCTURINGS

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VOTE RECOMMENDATION
                                       It is our policy to vote CASE-BY-
                                       CASE on debt restructuring

The following factors should be considered:

     1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

     2. Change in Control - Will the transaction result in a change of control of the company?

     3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

VOTE RECOMMENDATION
                                      Vote on a CASE-BY-CASE basis for
                                      director compensation.

The following factors should be considered:

     1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.


VOTE RECOMMENDATION
                                                  Vote on a CASE-BY-CASE basis


The following factors should be considered:

     1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

VOTE RECOMMENDATION
                                                     Vote FOR proposals to adopt
                                                     share-based compensation
                                                     plans when the following
                                                     items are involved:

     1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

     2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

     3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                                     Vote AGAINST proposals
                                                     adopting share based
                                                     compensation plans when the
                                                     following items are
                                                     involved:

     1.   Re-load options (new options issued for any exercised).

     2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING

Shareholder proposal to expense options.

VOTE RECOMMENDATION
                                                   It is our policy to vote FOR
                                                   proposals to expense options

                                GOLDEN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.


VOTE RECOMMENDATION
                                                     Vote FOR proposals which
                                                     seek to limit additional
                                                     compensation payments.

                                                     Vote FOR shareholder
                                                     proposals to have golden
                                                     parachutes submitted for
                                                     shareholder ratification.


The following factors should be considered:

     1. The stability of management may be affected by an attempted acquisition of the corporation.

     2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES

Based on the foregoing information:

VOTE RECOMMENDATION
                                                     We are FOR this proposal,
                                                     which essentially bans
                                                     golden parachutes, because
                                                     we feel management's
                                                     compensation should be
                                                     solely based on real-time
                                                     contributions to the
                                                     corporation while they are
                                                     serving it. Deferred
                                                     current compensation is
                                                     viewed differently than
                                                     future, contingent
                                                     compensation for current
                                                     services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION

We believe that directors should only be compensated while serving the company.

VOTE RECOMMENDATIONS
                                                     Vote AGAINST proposals
                                                     establishing outside
                                                     directors' retirement
                                                     compensation. Vote FOR
                                                     proposals that revoke
                                                     outside directors'
                                                     retirement compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

VOTE RECOMMENDATION
                                                     Vote AGAINST proposals
                                                     which request the board to
                                                     seek shareholder approval
                                                     before committing to an
                                                     acquisition.

The following factors should be considered:

     1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

     2.   Conforming to these requirements can be expensive.

     3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

     4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.


VOTE RECOMMENDATION
                                               Vote on a CASE-BY-CASE basis for
                                               these proposals.

The following factors should be considered:

     1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

     2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

     3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

     4. Shareholders should have the final say on whether the company should be merged or acquired.

CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

 CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers' clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

     1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Oppenheimer & Co. Inc., an affiliate of the Advisers.

     2. A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

     3. An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

     1. Routine proxy proposals are presumed not to involve a material conflict of interest.

     2. Non-routine proxy proposals-Proxy proposals that are "non- routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D

         3. The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

               a)   Obtain instructions from the client on how to vote.

               b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.

               c) Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

GOVERNANCE COMMITTEE

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, Managing Director, OAM Alternative Investments Group (2) Chief Compliance Officer and (3) Chief Legal Officer.

PROXY MANAGERS

     The Proxy Manager for the Advisers is Caroline Gilllespie, Executive Director, Oppenheimer & Co. Inc. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

SPECIAL ISSUES WITH VOTING FOREIGN PROXIES


    Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

          1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

          2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser's judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

          3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

          4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

                                   CHAPTER 14

                                 RECORD KEEPING

RECORD KEEPING

The Advisers will maintain the following records:

     1.   Copies of these policies

     2. A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

     3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

     4. A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

     5. A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

APPENDIX A

-----------------------------------------------------------------------------------------------------------
ADVISOR                              CLIENT                             POLICY
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ADVANTAGE ADVISERS                   ADVANTAGE ADVISERS TECHNOLOGY      Alkeon proxy policy, attached
MANAGEMENT, L.L.C.                   PARTNERS, L.L.C.  Alkeon Capital   hereto as Exhibit A, is
                                     Management, L.L.C. ("Alkeon")      applicable.
                                     acts as portfolio manager.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS STRATIGOS       Alkeon proxy policy is applicable.
                                     FUND, L.L.C.   Alkeon acts as
                                     portfolio manager.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS XANTHUS FUND,   Alkeon proxy policy is applicable.
                                     L.L.C.   Alkeon acts as portfolio
                                     manager.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS AUGUSTA FUND,   Eden proxy policy, attached
                                     L.L.C.   Eden Capital Management   hereto as Exhibit B,  is
                                     Partners, L.P. ("Eden") acts as    applicable.
                                     portfolio manager.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS WYNSTONE FUND,  KBW proxy policy, attached hereto
                                     L.L.C.  KBW Asset Management Inc.  as Exhibit C, is applicable.
                                     ("KBW") acts as portfolio manager.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS WHISTLER FUND,  This policy is applicable.
                                     L.L.C. is a registered fund of
                                     funds.
-----------------------------------------------------------------------------------------------------------
                                     Mercantile Long-Short Manager      This policy is applicable.
                                     Fund, L.L.C. Advantage Advisers
                                     Management, L.L.C. acts as
                                     subadvisor to this fund.
-----------------------------------------------------------------------------------------------------------
ADVANTAGE ADVISERS MULTI-MANAGER,    ADVANTAGE ADVISERS CATALYST        Ridgecrest proxy policy, attached
L.L.C.                               INTERNATIONAL, LTD.  Ridgecrest    hereto as Exhibit D, is
                                     Investment Management, LLC         applicable.
                                     ("Ridgecrest") acts as portfolio
                                     manager.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS TECHNOLOGY      Alkeon  proxy policy is
                                     INTERNATIONAL, LTD.  Alkeon acts   applicable.
                                     as portfolio manager.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS SAWGRASS        This policy is applicable.
                                     INTERNATIONAL, LTD.
-----------------------------------------------------------------------------------------------------------
                                     ADVANTAGE ADVISERS WHISTLER        This policy is applicable.
                                     INTERNATIONAL, LTD. is a fund of
                                     funds.
-----------------------------------------------------------------------------------------------------------
ADVANTAGE ADVISERS, L.L.C.           ADVANTAGE ADVISERS MULTI-SECTOR    KBW, Alkeon and Kilkenny proxy
                                     FUND I.  KBW, Alkeon and Kilkenny  policies, the latter attached
                                     Capital Management, L.L.C.         hereto as Exhibit F, are
                                     ("Kilkenny")                       applicable.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ADVANTAGE ADVISERS PRIVATE EQUITY    General partner to ADVANTAGE       This policy is applicable.
MANAGEMENT, L.L.C.                   ADVISERS PRIVATE EQUITY PARTNERS,
                                     L.P. ("COPEP")
-----------------------------------------------------------------------------------------------------------
TROON MANAGEMENT, L.L.C.             ADVANTAGE ADVISERS TROON FUND,     MAMC proxy policy is  applicable.
                                     L.L.C. MAMC acts as portfolio
                                     manager.
-----------------------------------------------------------------------------------------------------------
OPPENHEIMER CATALYST MANAGEMENT L.P. General Partner and investment     Ridgecrest proxy policy is
                                     adviser to ADVANTAGE ADVISERS      applicable.
                                     CATALYST PARTNERS, L.P.
                                     Ridgecrest acts as portfolio
                                     manager.
-----------------------------------------------------------------------------------------------------------

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

         Adam J. Newar has served as the Portfolio Manager of the Fund since September 1, 2004. Mr. Newar is the Chief Investment Officer and the controlling person of Eden Capital Management Partners, LP, (and predecessor company) which he formed in April 1996.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBER

         The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Newar managed as of December 31, 2005:

              --------------------------------------------------------------------------------------------------------
                                                                                                       Total Assets
                                                                                     No. of Accounts    in Accounts
               Name of Portfolio                           Total                      where Advisory  where Advisory
                  Manager or        Type of           No. of Accounts    Total       Fee is Based on   Fee is Based
                  Team Member      Accounts               Managed        Assets        Performance    On Performance
              --------------------------------------------------------------------------------------------------------
              Adam J Newar        Registered                 0             $ --             0              $ --
                                  Investment
                                  Companies:
              --------------------------------------------------------------------------------------------------------
              Adam J Newar        Other Pooled               3         $76 million          3           $76 million
                                  Investment
                                  Vehicles:
              --------------------------------------------------------------------------------------------------------
              Adam J Newar        Other Accounts:            1          $39 million         1           $39 million
              --------------------------------------------------------------------------------------------------------

         POTENTIAL CONFLICTS OF INTERESTS

         Describe  any  material   conflicts  of  interest  that  may  arise  in
         connection with a Portfolio Manager's or Management Team Member's management of the registrant's investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

         Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day responsibilities with respect to one or more accounts. These potential conflicts include:

     o Allocation of Limited Time and Attention. Because the Portfolio Manager manages other accounts, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

     o Allocation of Investment Opportunities. If the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

     o Pursuit of Differing Strategies. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

     o Performance Fees. The Portfolio Manager manages other accounts that are subject to a performance allocation or performance fee which in some cases may be greater than the fee payable by the Fund. This could create a conflict because the Portfolio Manager may benefit if a more attractive investment is allocated to an account that bears a greater performance allocation or fee.

     o Differing Tax Considerations: The Portfolio Manager manages other accounts that may have different tax implications for the underlying investors. This could create a conflict because the Portfolio Manager might hold certain of the Fund's portfolio securities or refrain from repurchasing previously-sold securities for a longer peiod than it does for other accounts due to tax considerations for investors in the Fund that do not apply to investors in other accounts.



(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

         As of December 31, 2005, Mr. Newar `s compensation structure consisted of periodic advances and guaranteed payments and the income from the profits of Eden Capital Management Partners, LP ("Eden") derived by him as its sole principal. The level of Eden's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients. As of January 1, 2006, Mr. Newar's compensation consists of a salary, periodic advances and the income from the profits of Eden.

(a)(4)   Disclosure of Securities Ownership

         The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2005.

                                                                Dollar ($)
                                                              Range of Fund
                              Name of Portfolio                  Shares
                                 Manager or                   Beneficially
                                Team Member                      Owned
                                -----------                      -----



                                 Adam Newar                        $0


(b) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

     (b) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ADVANTAGE ADVISERS AUGUSTA FUND, LLC

By (Signature and Title)*  /s/ Bryan McKigney
                         -------------------------------------------------------
                           Bryan McKigney, Principal Executive Officer
                           (principal executive officer)

Date    3/8/06
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bryan McKigney
                         -------------------------------------------------------
                           Bryan McKigney, Principal Executive Officer
                           (principal executive officer)

Date    3/8/06
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Vineet Bhalla
                         -------------------------------------------------------
                           Vineet Bhalla, Chief Financial Officer
                           (principal financial officer)

Date    3/6/06
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.